As filed with the U.S. Securities and Exchange Commission on August 12, 2022

File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.

(Check appropriate box or boxes.)

WESTERN ASSET FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

100 International Drive

Baltimore, Maryland 21202

(Address of Principal Executive Office)

(410) 539-0000

(Area Code and Telephone Number)

Name and address of agent for service: Marc De Oliveira Legg Mason & Co., LLC 100 First Stamford Place Stamford, Connecticut 06902	Copy to: Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered: Class A, Class C, Class R, Class I and Class IS shares of Western Asset High Yield Fund

It is proposed that the filing will go effective on September 12, 2022 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

PROSPECTUS/INFORMATION STATEMENT

[                    ], 2022

FOR THE REORGANIZATION OF

Western Asset Global High Yield Bond Fund

(a series of Legg Mason Partners Income Trust)

INTO

Western Asset High Yield Fund

(a series of Western Asset Funds, Inc.)

Important Notice Regarding the Availability of this Prospectus/Information Statement

This Information Statement is available at [                    ]

This combined Prospectus/Information Statement relates to the reorganization (the “Reorganization”) of Western Asset Global High Yield Bond Fund (“Global High Yield Bond Fund”), a series of Legg Mason Partners Income Trust, a Maryland statutory trust (the “Trust”), into the Western Asset High Yield Fund (“High Yield Fund” and, together with Global High Yield Bond Fund, the “Funds”), a series of Western Asset Funds, Inc., a Maryland corporation (the “Corporation”). Each of the Funds is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and part of the Legg Mason Funds complex. This Prospectus/Information Statement is being delivered to shareholders of record as of the close of business on [August 30], 2022, on or about [                    ], 2022.

The Trust is distributing this Prospectus/Information Statement solely for your information in connection with the Reorganization. The Reorganization does not require approval by shareholders of Global High Yield Bond Fund. THE TRUSTEES ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND A PROXY.

As a result of the Reorganization, each shareholder of Global High Yield Bond Fund will receive shares of the High Yield Fund equal in value at the date of the exchange to the value of the shareholder’s Global High Yield Bond Fund shares. This Prospectus/Information Statement explains concisely what you should know regarding the Reorganization and about High Yield Fund. Please read this Prospectus/Information Statement and keep it for future reference.

This document is required under the federal securities laws and is provided solely for informational purposes.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Information Statement by reference to the extent they contain information about Global High Yield Bond Fund or High Yield Fund:

1.	The Statement of Additional Information (“SAI”) dated [ ], 2022 relating to this Information Statement/Prospectus;

2.	The Prospectus and Statement of Additional Information, as supplemented, dated September 30, 2021, for High Yield Fund (File Nos. 033-34929; 811-06110);

3.	The Prospectus and Statement of Additional Information, as supplemented, dated April 25, 2022, for Global High Yield Bond Fund (File Nos. 002-96408; 811-04254);

4.	The audited financial statements contained in the Annual Report of High Yield Fund, for the fiscal year ended May 31, 2022; and

5.	The audited financial statements contained in the Annual Report of Global High Yield Bond Fund, for the fiscal year ended December 31, 2021.

Shareholders may obtain free copies of these documents, request other information about the Funds, or make shareholder inquiries, by calling toll-free at 877-6LM-FUND/656-3863, or by writing to the Funds at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.

You may review and copy information about the Funds, including the statement of additional information, at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-202-551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY

The following provides an overview of key points regarding the Reorganization. This information is qualified in its entirety by the remainder of the Prospectus/Information Statement, which contains additional information and further details regarding the Reorganization.

Overview of the Reorganization

On July 18, 2022, the Board of Trustees of the Trust and the Board of Directors of the Corporation, which includes the same members as the Board of Trustees (the “Board,” and each member, including as the context requires the Directors of the Corporation, a “Trustee”) unanimously approved the Reorganization on behalf of each Fund. The Reorganization will be accomplished pursuant to an Agreement and Plan of Reorganization (the “Agreement”), attached hereto as Exhibit 1. Pursuant to the Agreement, all of the assets of Global High Yield Bond Fund will be transferred to High Yield Fund in exchange for shares of High Yield Fund (the “Reorganization Shares”) with a value equal to the value of Global High Yield Bond Fund’s assets net of liabilities, and for the assumption by High Yield Fund of all of the liabilities of Global High Yield Bond Fund. Immediately following the transfer, the Reorganization Shares received by Global High Yield Bond Fund will be distributed to its shareholders, pro rata, with the holders of each class of shares receiving shares of the same class of High Yield Fund in accordance with such shareholders’ percentage ownership interest in such class of shares of Global High Yield Bond Fund on the valuation date. Global High Yield Bond Fund will then be liquidated and dissolved. It is expected that the Reorganization will take effect on or about [    ], 2022 (the “Closing Date”). No shareholder vote is required for the Reorganization. You do not need to take any action regarding your account.

Legg Mason Partners Fund Advisor, LLC, the investment manager to the Trust and the Corporation (in such capacity, the “Adviser” or “LMPFA”), has agreed to bear the costs incurred in connection with the Reorganization.

It is intended that, as a result of the Reorganization, each shareholder of Global High Yield Bond Fund will receive, without paying any sales charges, a number of full and fractional Class A, C, R, I or IS shares, as the case may be, of High Yield Fund, with an aggregate net asset value equal to the aggregate net asset value of the Class A, C, CI, R, I or IS shares of Global High Yield Bond Fund held by such shareholder immediately prior to the closing of the Reorganization. Prior to the Reorganization, Class C1 shares of Global High Yield Bond Fund will be converted to Class A shares so that shareholders of Global High Yield Bond Fund will receive Class A shares of High Yield Fund in the Reorganization. The Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Global High Yield Bond Fund shareholders will not, and Global High Yield Bond Fund generally will not, recognize gain or loss as a direct result of the Reorganization.

Rationale for the Reorganization

At the Board meeting held on July 18, 2022, the Board, which is composed of a majority of Trustees who are not “interested persons” of each respective Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), considered and unanimously approved the Reorganization on behalf of each Fund.

The Reorganization has been proposed because the Adviser believes that it is in the best interests of each Fund’s shareholders if Global High Yield Bond Fund is reorganized into High Yield Fund. In recommending the approval of the Reorganization to the Board, the Adviser noted that it considered various factors, including the overlap in portfolio management, the similarities between the Funds’ investment objectives and investment strategies, the potential economies of scale possible from combining the Funds, the relative out-performance of High Yield Fund compared with Global High Yield Bond Fund and the limited prospects for future sales and long-term viability of Global High Yield Bond Fund. In supporting its proposal, the Adviser noted that, in its view, the Reorganization would provide shareholders of Global High Yield Bond Fund with an immediate benefit through a lower management fee, lower net expenses for its share classes and the potential to benefit from a larger, more scalable fund while continuing to pursue a substantially similar investment strategy.

Before approving the Reorganization, the Board reviewed information about the Funds and the Reorganization. This included, among other things, a comparison of various factors, such as the relative sizes of the Funds, the performance records of the Funds, and the expenses of the Funds (including pro forma expense information of High Yield Fund following the Reorganization), as well as the similarities and differences between the Funds’ investment objectives, principal investment strategies and specific portfolio characteristics.

The Board concluded that the Reorganization would be in the best interests of each Fund and that existing shareholders’ interests will not be diluted as a result of the Reorganization. Accordingly, the Board approved the Agreement on behalf of each respective Fund’s shareholders. For further information about the considerations of the Board, please see “Information About the Reorganization—Trustees’ Considerations Relating to the Reorganization.”

Comparison of the Investment Objectives, Principal Investment Strategies, and Policies of Global High Yield Bond Fund with Those of High Yield Fund

The investment objectives of the Funds are substantially similar. Global High Yield Bond Fund seeks to maximize total return as its investment objective, while High Yield Fund seeks as its investment objective to maximize total return, consistent with prudent investment management. Each Fund’s investment objective may be changed by the Board without shareholder approval and on notice to shareholders. There are, however, certain differences in principal investment policies and strategies, and certain risks between the Funds. For example, under normal market conditions, Global High Yield Bond Fund seeks to achieve its investment objective by investing primarily in high yield fixed income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities and invest at least 80% of its assets in high yield bonds. High Yield Fund, under normal market conditions, seeks to achieve its investment objective by investing at least 80% of its net assets in U.S. dollar denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or are of a comparable quality as determined by the Fund’s subadviser. Each Fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders. In addition, the High Yield Fund is limited to investing up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities, while the Global High Yield Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies. The Global High Yield Fund may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers. While the High Yield Fund is not restricted from making these investments, the High Yield Fund does not invest in sovereign debt issued by emerging market governmental issuers as part of its principal investment strategy.

This table shows the investment objective and principal investment strategies of each Fund. For more detail regarding the investment objective, strategies, and policies of High Yield Fund, see Appendix A.

GLOBAL HIGH YIELD BOND FUND	HIGH YIELD FUND
Diversification Status

Both Funds are diversified under the 1940 Act.

Investment Objective

This Fund seeks to maximize total return.	This Fund seeks to maximize total return, consistent with prudent investment management.

Principal Investment Strategies

The fund invests primarily in high yield fixed income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the fund invests at least 80% of its assets in high yield bonds. High yield bonds are rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be of comparable credit quality by the subadviser) and are commonly referred to as “high yield” or “junk” bonds.

Under normal circumstances, the fund will be invested in at least three countries (one of which may be the United States). The fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers. The fund’s investments may be of any maturity or duration.

Under normal market conditions, the fund will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or are of a comparable quality as determined by the subadviser. The fund considers securities that are rated below the Baa or BBB categories to be rated below investment grade. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.”

In deciding among the securities in which the fund may invest, the subadviser takes into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the fund’s effective duration and prevailing and anticipated market conditions. Effective duration seeks to measure the

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, swaps, interest rate swaps, credit default swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards and options, futures contracts and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of particular features of a security (for example, some bonds can be prepaid by the issuer). The fund is permitted to invest up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities.

The fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bond and interest rate futures, futures, swaps, foreign currency futures, forwards and options.

In particular, the fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The fund may use currency related transactions involving futures contracts (sometimes referred to as “futures”), options on futures contracts, indexed securities and other derivative instruments (collectively, “Financial Instruments”). These Financial Instruments may be used without limit, for either hedging purposes, or to implement a currency investment strategy.

Benchmarks

The Fund’s benchmark index is Bloomberg Global High Yield Index (Hedged).	The Fund’s benchmark index is Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index

Each Fund has adopted certain “fundamental” policies regarding borrowing, lending, the issuance of senior securities, underwriting, concentration of investments, and investing in real estate and commodities. A Fund may deviate from a fundamental policy only with the approval of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the applicable Fund. The Funds have historically used different language to describe their fundamental policies with the intention that they permit the same operating practices without any material differences. To ensure that no differences exist, each Fund has also adopted the version of fundamental policies used by the other Fund, effective immediately prior to the Reorganization. If there is a situation where the two alternative formulations of a fundamental policy could be interpreted to result in a different outcome, the relevant Fund will abide by the more restrictive of the two relevant versions. Adopting the alternative formulation of a fundamental policy will not authorize a Fund to engage in any covered practice to a greater extent than what was already authorized under its legacy version of the policy.

Comparison of Fees and Expenses

Global High Yield Bond Fund’s shareholders are expected to benefit overall in terms of a lower management fee and expense ratio as a result of the Reorganization. Global High Yield Bond Fund has a management fee rate of 0.70% and High Yield Fund has a management fee rate of 0.55%. Following the Reorganization, the combined Fund will have a management fee rate of 0.55%.

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds and are intended to help you compare the fees and expenses of Global High Yield Bond Fund and High Yield Fund and to analyze the estimated expenses that LMPFA expects the combined Fund to bear in the first year following the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Annual Fund operating expenses shown in the following tables are based on expenses for the semi-annual period ended June 30, 2022 for Global High Yield Bond Fund and the most recent annual period ended May 31, 2022 for High Yield Fund, as well as the pro forma fees and expenses that LMPFA expects High Yield Fund would have incurred assuming consummation of the Reorganization as of the beginning of the twelve month period ended May 31, 2022. Shareholders of Global High Yield Bond Fund will not pay a sales charge in connection with the Reorganization, although applicable contingent deferred sales charges will continue to apply. For purposes of determining the contingent deferred sales charge applicable to Global High Yield Bond Fund shareholders following the Reorganization, the amount of time that the shareholder held his or her Global High Yield Bond Fund shares will be added, or tacked, to the length of time the shareholder held High Yield Fund shares acquired in the Reorganization.

Shareholder fees

(fees paid directly on your investment)

	Global High Yield Bond Fund	High Yield Fund	High Yield Fund Pro Forma
Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)%	3.75	3.75	3.75
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemptions)%	None	None	None
Small Account Fees	$15	$15	$15

Class C
Maximum sales charge (load) imposed on purchases (as a % of offering price)%	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemptions)%	1.00	1.00	1.00
Small Account Fees	$15	$15	$15

Class R
Maximum sales charge (load) imposed on purchases (as a % of offering price)%	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemptions)%	None	None	None
Small Account Fees	None	None	None

Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)%	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemptions)%	None	None	None
Small Account Fees	None	None	None

Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)%	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemptions)%	None	None	None
Small Account Fees	None	None	None

Annual Fund Operating Expenses

Expenses you pay each year as a % of the value of your investment

		Global High Yield Bond Fund		High Yield Fund		High Yield Fund Pro Forma
Class A
Management Fees	%	0.70		0.55		0.55
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25		0.25		0.25
Other Expenses	%	0.25		0.17		0.16

Total Annual Portfolio Operating Expenses	%	1.21		0.97		0.96
Waivers and Reimbursements	%	N/A	[1]	—	[2]	—	[3]

Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.21		0.97		0.96

Class C
Management Fees	%	0.70		0.55		0.55
Distribution and/or Shareholder Services (12b-1) Fees	%	1.00		1.00		1.00
Other Expenses	%	0.30		0.21		0.18

Total Annual Portfolio Operating Expenses	%	2.00		1.76		1.73
Waivers and Reimbursements	%	(0.05)[1]		—	[2]	—	[3]

Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.95		1.76		1.73

Class CI4
Management Fees	%	0.70		N/A		N/A
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75		N/A		N/A
Other Expenses	%	0.39		N/A		N/A

Total Annual Fund Operating Expenses	%	1.84		N/A		N/A
Waivers and Reimbursements	%	N/A	[1]	N/A		N/A

Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.84		N/A		N/A

Class R
Management Fees	%	0.70		0.55		0.55
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50		0.50		0.50
Other Expenses	%	0.35	[5]	0.53		0.41

Total Annual Fund Operating Expenses	%	1.55		1.58		1.46
Waivers and Reimbursements	%	(0.10)[1]		(0.28)[2]		(0.16)[3]

Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.45		1.30		1.30

Class I
Management Fees	%	0.70		0.55		0.55
Distribution and/or Shareholder Services (12b-1) Fees	%	None		None		None
Other Expenses	%	0.26		0.26		0.15

Total Annual Fund Operating Expenses	%	0.96		0.81		0.70
Waivers and Reimbursements	%	(0.06)[1]		—	[2]	—	[3]

Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.90		0.81		0.70

		Global High Yield Bond Fund	High Yield Fund	High Yield Fund Pro Forma
Class IS
Management Fees	%	0.70	0.55	0.55
Distribution and/or Shareholder Services (12b-1) Fees	%	None	None	None
Other Expenses	%	0.17	0.13	0.09

Total Annual Fund Operating Expenses	%	0.87	0.68	0.64
Waivers and Reimbursements	%	(0.07)[1]	(0.03)[2]	—	[3]

Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.80	0.65	0.64

[1]

The Adviser has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.95% for Class C shares, 1.45% for Class R shares, 0.90% for Class I shares and 0.80% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2023 without the Board’s consent. The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the Adviser earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the Adviser recapture any amount that would result, on any particular business day of Global High Yield Bond Fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the Adviser has agreed to waive Global High Yield Bond Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

[2]

The Adviser has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses), so that the ratio of total annual fund operating expenses will not exceed 1.01% for Class A shares, 1.80% for Class C shares, 1.30% for Class R shares and 0.65% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2023 without the Board’s consent. The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the Adviser earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the Adviser recapture any amount that would result, on any particular business day of High Yield Fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the Adviser has agreed to waive High Yield Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

[3]

The Adviser has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses), so that the ratio of total annual fund operating expenses will not exceed 1.01% for Class A shares, 1.80% for Class C shares, 1.30% for Class R shares, 0.75% for Class I and 0.65% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2023 without the Board’s consent. The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the Adviser earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the Adviser recapture any amount that would result, on any particular business day of High Yield Fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the Adviser has agreed to waive High Yield Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

[4]	Class C1 shares of Global High Yield Fund will be converted to Class A shares of Global High Yield Fund prior to the Reorganization.

5	Other expenses for Class R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

Examples

These examples are intended to help you compare the cost of investing in Global High Yield Bond Fund with the cost of investing in High Yield Fund both for the fiscal year set forth above and on a pro forma basis, and also allow you to compare this with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Funds’ operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

	1 Year	3 Years	5 Years	10 Years
Global High Yield Bond Fund
Class A (without or without redemption at end of period)	$494	$745	$1,016	$1,787
Class C (with redemption at end of period)	$298	$622	$1,073	$2,119
Class C (without redemption at end of period)	$198	$622	$1,073	$2,119
Class C1 (with redemption at end of period)	$287	$579	$996	$1,993
Class C1 (without redemption at end of period)	$187	$579	$996	$1,993
Class R (with or without redemption at end of period)	$148	$480	$836	$1,837
Class I (with or without redemption at end of period)	$92	$300	$525	$1,172
Class IS (with or without redemption at end of period)	$82	$268	$470	$1,056

High Yield Fund
Class A (without or without redemption at end of period)	$470	$672	$891	$1,521
Class C (with redemption at end of period)	$279	$555	$955	$1,867
Class C (without redemption at end of period)	$179	$555	$955	$1,867
Class R (with or without redemption at end of period)	$132	$471	$833	$1,854
Class I (with or without redemption at end of period)	$83	$259	$450	$1,003
Class IS (with or without redemption at end of period)	$66	$214	$375	$843

High Yield Fund (pro forma)
Class A (without or without redemption at end of period)	$469	$669	$885	$1,508
Class C (with redemption at end of period)	$276	$546	$940	$1,839
Class C (without redemption at end of period)	$176	$546	$940	$1,839
Class R (with or without redemption at end of period)	$132	$446	$782	$1,733
Class I (with or without redemption at end of period)	$72	$225	$391	$871
Class IS (with or without redemption at end of period)	$65	$204	$356	$797

Portfolio Turnover of the Funds

Each of the Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During each Fund’s most recent fiscal year, Global High Yield Bond Fund’s and High Yield Fund’s portfolio turnover rate was 81% and 79% of the average value of its portfolio, respectively.

Historic Investment Performance of the Funds

After the Reorganization, High Yield Fund will be the accounting survivor. This means that High Yield Fund will retain its historical investment performance and returns.

The charts and tables below provide some indication of the risks of investing in Global High Yield Bond Fund and High Yield Fund by showing changes in each Fund’s performance from year to year, and by comparing each Fund’s returns with those of a broad measure of market performance. The first chart shows changes in the performance of Global High Yield Bond Fund’s Class I Shares; and the second chart shows changes in the performance of High Yield Fund’s Class I Shares. Sales charges and taxes are not reflected in the returns in these bar charts. If sales charges and taxes were reflected, the returns would be lower than those shown. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ.

Please remember that past performance is not necessarily an indication of future results. It is possible to lose money on an investment in either of the Funds. Neither Fund may achieve its investment objective. Each Fund’s performance after the period shown may differ significantly from its performance during such period. No assurance can be given that High Yield Fund will achieve any particular level of performance after the Reorganization. Each Fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/mutualfunds (select fund and share class), or by calling the Fund at 6LM-FUND/656-3863.

Annual Performance

Global High Yield Bond Fund—Class I Shares

During the periods shown above, the highest quarterly return for the Fund was 10.86% for the quarter ended June 30, 2020 and the lowest quarterly return was -12.27% for the quarter ended March 31, 2020.

Year-to-date performance through June 30, 2022 was -17.70% for Global High Yield Bond Fund’s Class I shares.

High Yield Fund—Class I Shares

During the periods shown above, the highest quarterly return for the Fund was 10.92% for the quarter ended June 30, 2020 and the lowest quarterly return was -14.24% for the quarter ended March 31, 2020.

Year-to-date performance through June 30, 2022 was -15.67% for High Yield Fund’s Class I shares.

Average Annual Total Returns

Global High Yield Bond Fund

The following table provides some indication of the risks of investing in Global High Yield Bond Fund. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Average Annual Total Returns (%)

(for periods ended December 31, 2021)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class I
Return before taxes	1.35	5.04	5.67
Return after taxes on distributions	(0.56)	2.97	3.11
Return after taxes on distributions and sale of fund shares	0.80	2.95	3.21
Other Classes (Return before taxes only)
Class A	(3.27)	3.87	4.94
Class C	(0.66)	4.03	N/A	3.89	08/01/2012
Class C1	(0.25)	4.28	4.90
Class IS	1.60	5.13	N/A	4.86	08/31/2012
Bloomberg Global High Yield Index (Hedged) (reflects no deduction for fees, expenses or taxes)[1]	2.52	5.32	6.84

[1]

For Class C and Class IS shares, for the period from the class’ inception date to December 31, 2021, the average annual total return of the Bloomberg Global High Yield Index (Hedged) was 6.11% and 6.00%, respectively.

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

High Yield Fund

The following table provides some indication of the risks of investing in High Yield Fund. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Average Annual Total Returns (%)1

(for periods ended December 31, 2021)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class I
Return before taxes	5.70	6.11	6.25
Return after taxes on distributions	3.66	3.81	3.67
Return after taxes on distributions and sale of funds shares	3.35	3.66	3.65
Other Classes (Return before taxes only)
Class A	1.03	4.95	N/A	5.00	04/30/2012
Class C	3.67	5.04	N/A	4.59	04/30/2012
Class R	5.14	5.53	N/A	5.07	04/30/2012
Class IS	5.95	6.21	6.31
Bloomberg U.S. Corporate High Yield – 2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes)[2]	5.26	6.28	6.82

[1]	The total returns include gains from the settlement of securities litigation. Without these gains, total returns would have been lower.

[2]

For Class A, Class C and Class R shares, for the period from the class’ inception date to December 31, 2021, the average annual total return of the Bloomberg Barclays U.S. Corporate High Yield—2% Issuer Cap Index was 6.37%.

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I.

Management of the Funds

Trustees and Directors

Both Funds are overseen by the same Board and are part of the Franklin Templeton Funds complex. The following individuals comprise the Board of Trustees of the Trust and the Board of Directors of the Corporation: Robert Abeles, Jr., Jane F. Dasher, Anita L. DeFrantz, Susan B. Kerley, Michael Larson, Avedick B. Poladian, William E.B. Siart, Jaynie Miller Studenmund, Peter J. Taylor, Ronald L. Olson, and Jane Trust. For more information about the Trustees or Directors and officers of the Trust and the Corporation, please see the SAI.

Investment Adviser and Subadvisers

LMPFA serves as the investment adviser to Global High Yield Bond Fund and High Yield Fund.

Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“Western London”) serve as the subadvisers to High Yield Fund. Western Asset, Western London and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) serve as the subadvisers to Global High Yield Bond Fund.

Upon completion of the Reorganization, LMPFA will continue to serve as the investment adviser and Western Asset and Western London will continue to serve as the subadvisers to the combined Fund.

Portfolio Managers

S. Kenneth Leech, Michael C. Buchanan, Ian R. Edmonds, Walter E. Kilcullen and Christopher F. Kilpatrick serve as portfolio managers of Global High Yield Bond Fund. Messrs. Leech, Buchanan and Kilcullen also serve as portfolio managers of High Yield Fund.

Upon completion of the Reorganization, Messrs. Leech, Buchanan and Kilcullen will continue to serve as the portfolio managers for the combined Fund. Please see “Additional Information about High Yield Fund” in Appendix A and the SAI.

Shareholder Information Regarding Share Classes, Dividends, Purchases, and Redemptions

Shareholders of Global High Yield Bond Fund will receive Class A, C, R, I or IS shares of High Yield Fund, respectively, in return for their Class A, C, R, I or IS shares of Global High Yield Bond Fund. Prior to the Reorganization, Class C1 shares of Global High Yield Bond Fund will be converted to Class A shares so that shareholders of Global High Yield Bond Fund will receive Class A shares of High Yield Fund in the Reorganization. Shareholder policies and procedures, including exchange rights and distribution, purchase, and redemption procedures, are identical for the two Funds. Please see “Additional Information about High Yield Fund” in Appendix A and the SAI.

U.S. Federal Income Tax Consequences of the Reorganization

It is expected that the Reorganization of Global High Yield Bond Fund into High Yield Fund to be a tax-free reorganization for U.S. federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by Global High Yield Bond Fund or its shareholders directly as a result of the Reorganization. At any time before the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes. A portion of the portfolio assets of Global High Yield Bond Fund may be sold in connection with the Reorganization and any such sales might result in a taxable distribution of gains to Global High Yield Bond Fund shareholders (including, in the case where those assets are sold following the Reorganization, after they have become High Yield Fund shareholders). Certain other tax consequences are discussed below under “Information About the Reorganization—Federal Income Tax Consequences.”

PRINCIPAL RISKS OF THE FUNDS

Because the Funds have similar investment objectives and strategies, the risks of investing in High Yield Fund are generally similar to the risks of investing in Global High Yield Bond Fund. Risk is inherent in all investing. The value of your investment in either Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in either Fund or your investment may not perform as well as other similar investments. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency.

The following is a summary description of certain risks of investing in either of the Funds. You could lose money on your investment in either Fund, and either Fund may not perform as well as other investments.

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Market and interest rate risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the Fund’s securities fall, the value of your investment in the Fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the Fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the Fund’s yield will decline. Also, when interest rates decline, investments made by the Fund may pay a lower interest rate, which would reduce the income received by the Fund.

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Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

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LIBOR risk. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR and may adversely affect the Fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

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Credit risk. The value of your investment in the Fund could decline if the issuer of a security held by the Fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the Fund could also decline if the credit rating of a security held by the Fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparty. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the Fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.

The Fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The Fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.

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High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the Fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing Fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Derivatives risk. Derivatives involve special risks and costs and may result in losses to the Fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the Fund’s volatility, which is the degree to which the Fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.

The Fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the Fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The Fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The Fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Investments by the Fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the Fund.

Swap agreements tend to shift the Fund’s investment exposure from one type of investment to another. For example, the Fund may enter into interest rate swaps, which involve the exchange of interest payments by the Fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the Fund would be less than what it would have been if the Fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. If the Fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the Fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the Fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the Fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event). The Fund would also be subject to the risk of loss on any securities segregated to cover the Fund’s expenses under the swap.

The absence of a central exchange or market for over-the-counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The Fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the Fund to post margin and the broker may require the Fund to post additional margin to secure the Fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the Fund to deposit larger amounts of margin. The Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the Fund to terminate a derivatives position under certain circumstances. This may cause the Fund to lose money.

Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The Fund may write a call or put option where it (i) owns or is short the underlying security in the case of a call or put option, respectively (sometimes referred to as a “covered option”), or (ii) does not own or is not short such security (sometimes referred to as a “naked option”). When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the Fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.

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Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the Fund’s portfolio will be leveraged and can incur losses if the value of the Fund’s assets declines between the time a redemption request is received or deemed to be received by the Fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the Fund) and the time at which the Fund liquidates assets to meet redemption requests. Such a decline in the value of a fund’s assets is more likely in the case of funds managed from

non-U.S. offices for which the time period between the NAV determination and corresponding liquidation of assets could be longer due to time zone differences and market schedules. In the case of redemptions representing a significant portion of the Fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses.

The Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

Some funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure the Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.

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Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the Fund wants to invest in may be impossible or difficult to purchase. Although most of the Fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the Fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the Fund may be forced to sell at a loss or may not be able to sell at all. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

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Foreign investments and emerging markets risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less regulated, less transparent and more volatile markets. The markets for some foreign securities are relatively new, and the rules and policies relating to these markets are not fully developed and may change. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, tariffs and tax disputes, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information and political, economic, financial or social instability. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign or emerging market countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign investments may also be adversely affected by U.S. government or international interventions, restrictions or economic sanctions, which could negatively affect the value of an investment or result in the Fund selling an investment at a disadvantageous time. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes.

It may be difficult for the Fund to pursue claims against a foreign issuer or other parties in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the Fund to pursue its rights against the government. In the past, some non-U.S. governments have defaulted on principal and interest payments.

If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.

In certain foreign markets, settlement and clearance of trades may experience delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Settlement of trades in these markets can take longer than in other markets and the Fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer) due to, among other factors, low trading volumes and volatile prices. The custody or holding of securities, cash and other assets by local banks, agents and depositories in securities markets outside the United States may entail additional risks. Governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In extreme cases, the Fund’s securities may be misappropriated or the Fund may be unable to sell its securities. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of investments in emerging markets. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

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Investment in loans risk. Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the Fund’s redemption obligations. Because junior loans are unsecured and subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Junior loans generally have greater price volatility than senior loans and may have lower liquidity as compared to senior loans. In addition, investments in loans may be difficult to value and may be illiquid. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of the Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s net asset value. Opportunities to invest in loans or certain types of loans, such as senior loans, may be limited. The limited availability of loans may be due to a number of reasons, including that direct lenders may allocate only a small number of loans to new investors, including the Fund. There also may be fewer loans made or available, particularly during economic downturns. There is also a possibility that originators will not be able to sell participations in junior loans, which would create greater credit risk exposure for the holders of such loans. Bank loans may not be considered securities and therefore, the Fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.

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Covenant lite loans risk. Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

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Risk of increase in expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the Fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

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Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

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Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile.

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Risk of investing in fewer issuers. To the extent the Fund invests its assets in a small number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those issuers.

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Valuation risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the Fund determines its net asset value. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.

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Cash management and defensive investing risk. The value of the investments held by the Fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the Fund will not earn income on the cash. If a significant amount of the Fund’s assets is used for cash management or defensive investing purposes, the Fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the Fund may still decline.

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Investment in other investment companies risk. If the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by the Adviser or its affiliates through waivers).

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Portfolio management risk. The value of your investment may decrease if the subadvisers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadvisers. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadvisers and could have an adverse effect on the value or performance of the Fund.

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Redemptions by affiliated funds and by other significant investors. The Fund may be an investment option for mutual funds and exchange-traded funds (“ETFs”) that are managed by the Adviser and its affiliates, including Franklin Templeton investment managers, as “funds of funds,” unaffiliated mutual funds and ETFs and other investors with substantial investments in the Fund. As a result, from time to time, the Fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

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Redemption risk. The Fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.

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Operational risk. Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

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Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the manager, the subadvisers and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund, the manager and/or the subadvisers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time.

In addition, High Yield Fund characterizes hedging risk, risks relating to inflation-indexed securities, mortgage-backed and asset-backed securities risk and portfolio turnover risk as risks of investing in the Fund, and Global High Yield Bond Fund characterizes consumer discretionary sector risk, risks related to Russia’s Invasion of Ukraine and sovereign debt risk as risks of investing in the Fund:

High Yield Fund

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Hedging risk. The decision as to whether and to what extent the fund will engage in hedging transactions to hedge against such risks as credit risk, currency risk and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the fund and the availability of suitable transactions. Hedges are sometimes subject to imperfect matching between the derivative and the underlying asset or index; accordingly, there can be no assurance that the fund will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

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Risks relating to inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The principal value of inflation-indexed securities declines in periods of deflation, and holders of such securities may experience a loss. Although the holders of U.S. TIPS receive no less than the par value of the security at maturity, if the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond.

Any increase in principal value caused by an increase in the index the inflation-indexed securities are tied to is taxable in the year the increase occurs, even though the fund will not receive cash representing the increase at that time. As a result, the fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxes” in the SAI.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by the fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods. There can be no assurance that such indices will accurately measure the actual rate of inflation in the prices of goods and services.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

•	Portfolio turnover risk. Active and frequent trading may increase a shareholder’s tax liability and the fund’s transaction costs, which could detract from fund performance.

Global High Yield Bond Fund

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Risks Related to Russia’s Invasion of Ukraine. Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

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Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation, and the Fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.

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Consumer discretionary sector risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, trade and tariff arrangements, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Please note that there are other factors that could adversely affect your investment in either Fund and that could prevent the Fund from achieving its investment objective. More information about risks appears in each Fund’s respective statement of additional information. Before investing, you should carefully consider the risks that you will assume.

INFORMATION ABOUT THE REORGANIZATION

General

The Reorganization will be effected pursuant to an Agreement and Plan of Reorganization between the Funds. The form of the Agreement is attached to this Prospectus/Information Statement as Exhibit 1.

Although the term “reorganization” is used for ease of reference, the transaction is structured as a transfer of all of the assets of Global High Yield Bond Fund to High Yield Fund in exchange for the assumption by High Yield Fund of all of the liabilities of Global High Yield Bond Fund and for the issuance and delivery to Global High Yield Bond Fund of shares of each class of High Yield Fund equal in aggregate value to the net value of the assets attributable to shares of the corresponding class of Global High Yield Bond Fund transferred to High Yield Fund.

After receipt of the Reorganization Shares, Global High Yield Bond Fund will distribute the Reorganization Shares of each class to its shareholders of the corresponding class, in proportion to their existing shareholdings, in complete liquidation of Global High Yield Bond Fund, and the legal existence of Global High Yield Bond Fund will be terminated. Each shareholder of Global High Yield Bond Fund will receive a number of full and fractional Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Global High Yield Bond Fund shares.

Prior to the date of the transfer, Global High Yield Bond Fund may declare a distribution to shareholders that will have the effect of distributing to shareholders all of its remaining investment company income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the transfer.

Agreement and Plan of Reorganization

The Reorganization will be governed by the Agreement, which provides that High Yield Fund will acquire all of the assets of Global High Yield Bond Fund in exchange for the assumption by High Yield Fund of all of the liabilities of Global High Yield Bond Fund and for the issuance of Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities, all as of the Exchange Date (anticipated to be November 18, 2022, or such other date as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Global High Yield Bond Fund will sell all of its assets to High Yield Fund, and in exchange, High Yield Fund will assume all of the liabilities of Global High Yield Bond Fund and deliver to Global High Yield Bond Fund a number of full and fractional Reorganization Shares of each class having an aggregate net asset value equal to the value of the assets of Global High Yield Bond Fund attributable to shares of the corresponding class of shares of Global High Yield Bond Fund, less the value of the liabilities of Global High Yield Bond Fund assumed by High Yield Fund attributable to shares of such class of Global High Yield Bond Fund.

Immediately following the Exchange Date, Global High Yield Bond Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by Global High Yield Bond Fund, with Reorganization Shares of each class being distributed to holders of shares of the corresponding class of Global High Yield Bond Fund. As a result of the transaction, shareholders of each class of Global High Yield Bond Fund will receive a number of Reorganization Shares of the corresponding class of High Yield Fund equal in aggregate value at the Exchange Date to the value of Global High Yield Bond Fund shares of the corresponding class held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of High Yield Fund in the name of such Global High Yield Bond Fund shareholder, each account representing the respective number of full and fractional Reorganization Shares of each class due such shareholder. New certificates for Reorganization Shares will not be issued.

The consummation of the Reorganization is subject to the conditions set forth in the Agreement, any one of which may be waived. The Agreement may be terminated and the Reorganization abandoned at any time prior to the Exchange Date, by mutual consent of High Yield Fund and Global High Yield Bond Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

Except for the trading costs associated with the liquidation described above, the fees and expenses for the Reorganization and related transactions, consisting of legal, and audit and accounting expenses, are estimated to be $175,000 all of which will be paid by the Adviser.

Trustees’ Considerations Relating to the Reorganization

At a meeting of the Board held on July 18, 2022, the Trustees, including the Independent Trustees, considered the anticipated benefits and costs of the Reorganization from the perspective of each Fund. As part of their review process, the Trustees reviewed materials provided by the Adviser and were represented by independent legal counsel to the Independent Trustees. The Trustees reviewed and considered information with respect to, among other things, the Funds’ respective investment objectives and policies, management fees, distribution fees, and other operating expenses; historical performance; and asset size.

Investment matters. The Trustees considered that Global High Yield Bond Fund and High Yield Fund have similar investment objectives and investment strategies. Global High Yield Bond Fund seeks to maximize total return as its investment objective, while High Yield Fund seeks as its investment objective to maximize total return, consistent with prudent investment management. The Trustees reviewed the differences in principal investment policies and strategies and related risks between the Funds. The Trustees considered the Adviser’s statement generally that the Reorganization would provide shareholders of Global High Yield Bond Fund with an immediate benefit through a lower management fee, lower net expenses for its share classes and the potential to benefit from a larger, more scalable fund while continuing to pursue a substantially similar investment strategy. The Trustees also considered that the Funds’ fundamental policies were interpreted to have no material differences in permitted practices historically, and that upon each Fund’s adoption of the alternative fundamental policy formulations used by the other Fund immediately prior to the Reorganization, the Funds’ fundamental investment policies will be the same.

Performance. The Trustees reviewed the historical performance of each Fund and considered that the performance of High Yield Fund has exceed that of Global High Yield Bond Fund for various time periods.

Fund expenses. LMPFA informed the Trustees that, as a result of the Reorganization, the combined Fund is expected to have a lower total expense ratio than the current total expense ratio of Global High Yield Bond Fund. The Trustees also considered that the procedures, fees, and charges for purchases, exchanges, and redemptions of shares of both Funds are the same and that both Funds offer the same investor services and options to shareholders. The Trustees also considered the existing expense limitation agreements of the Funds. The Trustees noted that the Adviser agreed to a new expense limitation arrangement for the Acquiring Fund whereby the Adviser would waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses), so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class I shares, subject to recapture under certain circumstances.

Tax matters. The Trustees considered that the Reorganization is expected to be structured as a tax-free reorganization for U.S. federal income tax purposes and that, as a result, shareholders of the Funds are not expected to recognize any gain or loss for U.S. federal income tax purposes directly as a result of the Reorganization. The Trustees also considered the Funds’ gain and loss positions for tax purposes and the ability of the combined Fund to carry forward capital losses and use them to offset future gains.

Costs of the proposed Reorganization. The Trustees considered the expected costs of the proposed Reorganization, including that LMPFA had agreed to bear the costs and expenses arising from the Reorganization, except that costs of repositioning the Funds’ portfolios, including brokerage commissions and other transaction costs will be borne by the Fund directly incurring them. The Trustees considered that no repositioning of the Acquiring Fund was planned in connection with the Reorganization. The Trustees also considered that sales of a portion of the portfolio securities held by the Acquired Fund to reposition its portfolio in connection with the Reorganization were expected to result in transaction costs of approximately $450,000 or approximately $0.017 per share (estimated as of July 12, 2022), to be borne by the Acquired Fund prior to the Reorganization. The Trustees also considered that, based on estimates as of July 12, 2022, no net capital gains were expected to be realized in connection with the repositioning of the Acquired Fund.

After consideration of the above factors, other considerations, and such information as the Board deemed relevant, the Trustees, including the Independent Trustees, on behalf of each respective Fund, unanimously approved the Reorganization and Agreement. In this connection, the Trustees concluded that Global High Yield Bond Fund’s participation in the transaction would be in the best interests of Global High Yield Bond Fund and that the Reorganization would not result in a dilution of the interests of existing shareholders of Global High Yield Bond Fund. The Trustees also determined that the Reorganization was in the best interests of High Yield Fund and its shareholders and that the Reorganization would not result in a dilution of the interests of those shareholders.

Description of the Reorganization Shares

Reorganization Shares will be issued to Global High Yield Bond Fund’s shareholders in accordance with the procedures under the Agreement as described above. The Reorganization Shares are Class A, Class C, Class R, Class I and Class IS shares of High Yield Fund. Prior to the Reorganization, Class C1 shares of Global High Yield Bond Fund will be converted to Class A shares so that shareholders of Global High Yield Bond Fund will receive Class A shares of High Yield Fund in the Reorganization. Global High Yield Bond Fund’s shareholders receiving Reorganization Shares will not pay an initial sales charge on such shares. Each class of Reorganization Shares has the same characteristics as shares of the corresponding class of Global High Yield Bond Fund. Your Reorganization Shares will be subject to a contingent deferred sales charge to the same extent that your Global High Yield Bond Fund shares were so subject. In other words, your Reorganization Shares will be treated as having been purchased on the date you purchased your Global High Yield Bond Fund shares and for the price you originally paid. For more information on the characteristics of each class of Reorganization Shares, please see “Additional Information about High Yield Fund” in Appendix A and the SAI.

U.S. Federal Income Tax Consequences

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the obligation of Global High Yield Bond Fund and High Yield Fund to consummate the Reorganization, each Fund will receive a tax opinion from Ropes & Gray LLP, counsel to the Funds (which opinion will be based on certain factual representations made by officers of the Funds and certain customary assumptions), substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

(i)

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and Global High Yield Bond Fund and High Yield Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii)

Under Sections 361 and 357 of the Code, Global High Yield Bond Fund will not recognize gain or loss upon the transfer of all of its assets to High Yield Fund in exchange for Reorganization Shares and the assumption by High Yield Fund of all of the liabilities of Global High Yield Bond Fund, or upon the distribution of the Reorganization Shares by Global High Yield Bond Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing of the tax year of Global High Yield Bond, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(iii)	Under Section 354 of the Code, the shareholders of Global High Yield Bond Fund will not recognize gain or loss upon the exchange of their Global High Yield Bond Fund shares for Reorganization Shares.

(iv)

Under Section 358 of the Code, the aggregate tax basis of Reorganization Shares that a Global High Yield Bond Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of Global High Yield Bond Fund shares exchanged therefor.

(v)

Under Section 1223(1) of the Code, a Global High Yield Bond Fund shareholder’s holding period for the Reorganization Shares received in the Reorganization will include the shareholder’s holding period for Global High Yield Bond Fund shares exchanged therefor, provided the shareholder held such Global High Yield Bond Fund shares as capital assets.

(vi)

Under Section 1032 of the Code, High Yield Fund will not recognize gain or loss upon the receipt of assets of Global High Yield Bond Fund in exchange for Reorganization Shares and the assumption by High Yield Fund of all of the liabilities of Global High Yield Bond Fund.

(vii)

Under Section 362(b) of the Code, High Yield Fund’s tax basis in the assets of Global High Yield Bond Fund transferred to High Yield Fund in the Reorganization will be the same as Global High Yield Bond Fund’s tax basis in such assets immediately prior to the Reorganization, adjusted for any gain or loss required to be recognized as described in (ii) above.

(viii)

Under Section 1223(2) of the Code, High Yield Fund’s holding periods in the assets received from Global High Yield Bond Fund in the Reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the periods during which such assets were held or treated for U.S. federal income tax purposes as being held by Global High Yield Bond Fund.

(ix)

High Yield Fund will succeed to and take into account the items of Global High Yield Bond Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

High Yield Fund will file the tax opinion with the SEC shortly after completion of the Reorganization. The opinion will be based on certain factual certifications made by officers of High Yield Fund and Global High Yield Bond Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of Global High Yield Bond Fund would recognize a taxable gain or loss for U.S. federal income tax purposes equal to the difference between its tax basis in its Global High Yield Bond Fund shares and the fair market value of the Reorganization Shares it received.

The consummation of the Reorganization will terminate the taxable year of Global High Yield Bond Fund. Prior to the consummation of the Reorganization, Global High Yield Bond Fund will, and High Yield Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of a distribution to shareholders of all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the consummation of the Reorganization. This distribution will be taxable to shareholders and will accelerate the recognition of gain or loss to shareholders of Global High Yield Bond Fund, or High Yield Fund, as the case may be.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, and other tax laws.

Additional Tax Considerations

If the Reorganization occurs, the tax attributes of High Yield Fund and Global High Yield Bond Fund will be shared by the surviving combined Fund.

The combined Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization due to the application of loss limitation rules under federal tax law. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds), if any, may become unavailable to offset gains of the combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses, if any, cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, any loss carryforwards of Global High Yield Bond Fund, as limited under the previous two rules, are permitted to offset only that portion of the gains of High Yield Fund for the taxable year of the Reorganization that is equal to the portion of High Yield Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

As of June 30, 2022, Global High Yield Bond Fund had net realized losses of approximately $(2,194,000) year to date, equal to approximately (1.64)% of its net assets and net unrealized depreciation of $(36,528,000), equal to approximately (27.29)% of its net assets. High Yield Fund had net realized losses of $(3,937,000), year to date, equal to approximately (2.53)% of its net assets, and net unrealized depreciation of approximately $(28,600,000), equal to approximately (18.39)% of its net assets. As of that date, Global High Yield Fund had capital loss carryforwards equal to approximately $(50,986,000), or (38.10)% of its net assets and High Yield Fund has capital loss carryforwards equal to approximately $(51,274,000) or (32.97)% of its net assets. The Funds do not anticipate the need to distribute realized gains prior to the Reorganization.

The tax principles described above will remain true; their application and, at a minimum, the specific percentages noted above will change prior to the Reorganization, including, because of market developments and shareholder activity in the Funds. The application of these rules may increase or accelerate taxable gain distributions to shareholders of the combined Fund.

A portion of the portfolio assets of Global High Yield Bond Fund is expected be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the prices at which the portfolio assets are sold and basis of Global High Yield Bond Fund in the assets. If the assets are sold by Global High Yield Bond Fund before the Reorganization, any net capital gains recognized in these sales, as reduced by any available capital losses, including in the form of carryforwards, will be distributed to Global High Yield Bond Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to such shareholders. Because the Reorganization will end the tax year of Global High Yield Bond Fund, it could accelerate distributions to shareholders from Global High Yield Bond Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any capital gains resulting from portfolio turnover prior to the Reorganization. If such assets are sold after the Reorganization, any net capital gains will be distributed to shareholders of High Yield Fund, including existing shareholders and shareholders of Global High Yield Bond Fund who become shareholders of High Yield Fund as a result of the Reorganization. If the portfolio assets formerly belonging to Global High Yield Bond Fund are sold by High Yield Fund after the Reorganization, capital gains from the sales might be offset to a substantially lesser degree by capital losses than if the assets had been sold by Global High Yield Bond Fund before the Reorganization, due to the loss limitation rules described above. Management of the Funds currently expects that such sales generally will occur before the Reorganization.

No Shareholder Proxies will be Solicited

LMPFA also advised the Board that the Trust’s Declaration of Trust, By-laws, and Maryland state law do not require shareholder approval of the Reorganization. Moreover, LMPFA advised the Board that Rule 17a-8 under the 1940 Act allows for the Reorganization without the need for shareholder approval because there is no material difference between the investment policies that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities of Global High Yield Bond Fund and High Yield Fund, and there is no material difference between the respective advisory contracts.

The Board, including the Independent Trustees, determined that the Reorganization would be in the best interests of Global High Yield Bond Fund and High Yield Fund and that the interests of Global High Yield Bond Fund’s and High Yield Fund’s investors would not be diluted as a result of the Reorganization. The Board voted to approve the Reorganization. In addition, the Board determined that, because applicable legal requirements do not require shareholder approval under these circumstances, Global High Yield Bond Fund’s shareholders would not be asked to vote on the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization

Global High Yield Bond Fund is a series of Legg Mason Partners Income Trust, a Maryland statutory trust. High Yield Fund is a series of Western Asset Funds, Inc, a Maryland corporation. A comparison of Maryland statutory trusts and Maryland corporations is included in this Prospectus/Information Statement at Appendix B.

Capitalization1

The following table sets forth the capitalization of the Funds as of July 12, 2022. The table also sets forth the pro forma combined capitalization of the combined Fund as if the Reorganization had occurred on the same date. If the Reorganization is consummated, the net assets, net asset value per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Funds between July 12, 2022 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period:

(Unaudited)	Global High Yield Bond Fund	High Yield Fund	Pro Forma Adjustment[2]	Combined High Yield Fund
Net assets
Class A	$111,431,360	$62,367,832	$544,744	$174,343,935
Class C	$542,590	$1,113,440	$—	$1,656,031
Class C1	$544,744	$—	$(544,744)	$—
Class R	$—	$126,895	$—	$126,895
Class I	$14,948,111	$21,040,947	$—	$35,989,057
Class IS	$7,372,025	$43,671,262	$—	$51,043,287
Total Net Assets	$134,838,829	$128,320,376	$—	$263,159,205

Shares outstanding
Class A	22,167,725	9,228,237	16,564,512	25,792,750
Class C	107,708	166,240	80,984	247,223
Class C1	106,855	—	(106,855)	—
Class R	—	18,907	—	18,907
Class I	2,976,497	3,135,571	2,227,736	5,363,307
Class IS	1,468,808	6,411,266	1,082,529	7,493,795

Net asset value per share
Class A	$5.03	$6.76	$—	$6.76
Class C	$5.04	$6.70	$—	$6.70
Class C1	$5.10	$—	$—	$—
Class R	$—	$6.71	$—	$6.71
Class I	$5.02	$6.71	$—	$6.71
Class IS	$5.02	$6.81	$—	$6.81

[1]

Assumes the Reorganization had been consummated on July 12, 2022 and is for informational purposes only. No assurance can be given as to how many shares of High Yield Fund will be received by the shareholders of Global High Yield Bond Fund on the Closing Date, and the foregoing should not be relied upon to reflect the number of shares of High Yield Fund that will be received by the shareholders of Global High Yield Bond Fund on or after such date.

[2]

Holders of each class of Global High Yield Bond Fund will receive the corresponding class shares of High Yield Fund. Prior to the Reorganization, Class C1 shares of Global High Yield Bond Fund will be converted to Class A shares so that shareholders of Global High Yield Bond Fund will receive Class A shares of High Yield Fund in the Reorganization.

The capitalization of the Funds and, consequently, the pro forma capitalization of the combined Fund, are likely to be different at the effective time of completion of the Reorganization as a result of market movements and daily share purchase and redemption activities, as well as the effect of other ongoing operations of the Funds prior to completion of the Reorganization.

OTHER INFORMATION

This section provides information on a number of topics relating to the Prospectus/Information Statement.

Fiscal Year End

Global High Yield Bond Fund has a December 31st fiscal year end. High Yield Fund has a May 31st fiscal year end.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, serves as the Funds’ independent registered public accounting firm.

Interests of Certain Persons

As of [August 30, 2022], the Trustees and officers of each Fund owned in the aggregate less than 1% of the outstanding shares of a Fund.

To the best of the knowledge of the Funds, the following shareholders owned of record 5% or more of the outstanding shares of Global High Yield Bond Fund and High Yield Fund as of the close of business on [August 30] (those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class):

Class	Shareholder Name and Address	Actual	Percentage Owned Assuming Completion of Merger[1]
Global High Yield Bond Fund
[ ]	[ ]	[ ]	[ ]
High Yield Fund
[ ]	[ ]	[ ]	[ ]

[1]	Percentage owned on [August 30, 2022] assuming completion of the Reorganization.

Obtaining Information from the SEC

The Funds are subject to the informational requirements of the Securities Act of 1933 Act, Securities Exchange Act of 1934, and 1940 Act and must file certain reports and other information with the SEC.

The reports and other information filed by the Funds can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials can be obtained from the Public Reference Section, Officer of Consumer Affairs and Information Service, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Unless otherwise noted, this information has been audited by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is incorporated by reference into the Fund’s statement of additional information and is included in the Fund’s annual report. The Fund’s annual report is available upon request by calling toll-free 6LM-FUND/656-3863 or via the following hyperlink:
https://www.sec.gov/Archives/edgar/data/863520/000119312522201879/d298747dncsr.htm .

Western Asset High Yield Fund

For a share of each class of capital stock outstanding throughout each year ended May 31:

Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.21	$7.40	$7.85	$7.96	$8.13

Income (loss) from operations:
Net investment income	0.39	0.38	0.41	0.43	0.44
Net realized and unrealized gain (loss)	(0.92)	0.81	(0.44)	(0.10)	(0.18)
Total income (loss) from operations	(0.53)	1.19	(0.03)	0.33	0.26

Less distributions from:
Net investment income	(0.39)	(0.38)	(0.40)	(0.44)	(0.43)
Return of capital	—	(0.00)[2]	(0.02)	(0.00)[2]	—
Total distributions	(0.39)	(0.38)	(0.42)	(0.44)	(0.43)
Net asset value, end of year	$7.29	$8.21	$7.40	$7.85	$7.96
Total return[3]	(6.77)%	16.41%	(0.52)%[4]	4.25%	3.27%
Net assets, end of year (000s)	$67,464	$3,953	$2,677	$2,386	$4,728

Ratios to average net assets:
Gross expenses	0.97%	1.06%	1.05%[5]	1.06%[5]	1.00%
Net expenses[6,7]	0.94	1.00	1.02 [5]	0.99 [5]	0.99
Net investment income	4.93	4.80	5.30	5.43	5.43

Portfolio turnover rate	79%	101%	83%	71%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.92)% for the year ended May 31, 2020.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.01%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 21, 2021, the expense limitation was 1.05%.

For a share of each class of capital stock outstanding throughout each year ended May 31:

Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.13	$7.33	$7.77	$7.89	$8.06

Income (loss) from operations:
Net investment income	0.33	0.32	0.35	0.37	0.38
Net realized and unrealized gain (loss)	(0.91)	0.80	(0.43)	(0.12)	(0.18)
Total income (loss) from operations	(0.58)	1.12	(0.08)	0.25	0.20

Less distributions from:
Net investment income	(0.32)	(0.32)	(0.34)	(0.37)	(0.37)
Return of capital	—	(0.00)[2]	(0.02)	(0.00)[2]	—
Total distributions	(0.32)	(0.32)	(0.36)	(0.37)	(0.37)
Net asset value, end of year	$7.23	$8.13	$7.33	$7.77	$7.89
Total return[3]	(7.35)%	15.66%	(1.32)%[4]	3.33%	2.48%
Net assets, end of year (000s)	$1,430	$1,960	$1,964	$2,320	$2,779

Ratios to average net assets:
Gross expenses	1.76%	1.82%	1.82%[5]	1.80%[5]	1.75%
Net expenses[6,7]	1.73	1.76	1.78 [5]	1.73 [5]	1.74
Net investment income	4.09	4.08	4.61	4.74	4.70

Portfolio turnover rate	79%	101%	83%	71%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (1.46)% for the year ended May 31, 2020.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

For a share of each class of capital stock outstanding throughout each year ended May 31:

Class R Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.15	$7.35	$7.78	$7.91	$8.08

Income (loss) from operations:
Net investment income	0.36	0.36	0.39	0.40	0.41
Net realized and unrealized gain (loss)	(0.91)	0.80	(0.43)	(0.12)	(0.18)
Total income (loss) from operations	(0.55)	1.16	(0.04)	0.28	0.23

Less distributions from:
Net investment income	(0.36)	(0.36)	(0.37)	(0.41)	(0.40)
Return of capital	—	(0.00)[2]	(0.02)	(0.00)[2]	—
Total distributions	(0.36)	(0.36)	(0.39)	(0.41)	(0.40)
Net asset value, end of year	$7.24	$8.15	$7.35	$7.78	$7.91
Total return[3]	(7.05)%	16.16%	(0.73)%[4]	3.64%	2.95%
Net assets, end of year (000s)	$176	$129	$158	$282	$223

Ratios to average net assets:
Gross expenses	1.58%	1.64%	1.69%[5]	1.53%[5]	1.50%[5]
Net expenses[6,7]	1.30	1.30	1.30 [5]	1.30 [5]	1.30 [5]
Net investment income	4.51	4.53	5.07	5.14	5.14

Portfolio turnover rate	79%	101%	83%	71%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.86)% for the year ended May 31, 2020.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

For a share of each class of capital stock outstanding throughout each year ended May 31:

Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.14	$7.34	$7.78	$7.90	$8.07

Income (loss) from operations:
Net investment income	0.40	0.40	0.44	0.45	0.46
Net realized and unrealized gain (loss)	(0.90)	0.80	(0.44)	(0.11)	(0.18)
Total income (loss) from operations	(0.50)	1.20	0.00	0.34	0.28

Less distributions from:
Net investment income	(0.40)	(0.40)	(0.42)	(0.46)	(0.45)
Return of capital	—	(0.00)[2]	(0.02)	(0.00)[2]	—
Total distributions	(0.40)	(0.40)	(0.44)	(0.46)	(0.45)
Net asset value, end of year	$7.24	$8.14	$7.34	$7.78	$7.90
Total return[3]	(6.47)%	16.65%	(0.14)%[4]	4.40%	3.53%
Net assets, end of year (000s)	$23,201	$97,099	$64,507	$84,953	$106,298

Ratios to average net assets:
Gross expenses	0.81%	0.81%	0.75%	0.75%	0.74%
Net expenses[5,6]	0.77	0.75	0.71	0.70	0.72
Net investment income	4.89	5.06	5.66	5.74	5.70

Portfolio turnover rate	79%	101%	83%	71%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.42)% for the year ended May 31, 2020.

[5]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

For a share of each class of capital stock outstanding throughout each year ended May 31:

Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.27	$7.45	$7.90	$8.03	$8.20

Income (loss) from operations:
Net investment income	0.42	0.42	0.45	0.46	0.47
Net realized and unrealized gain (loss)	(0.92)	0.81	(0.45)	(0.12)	(0.18)
Total income (loss) from operations	(0.50)	1.23	0.00	0.34	0.29

Less distributions from:
Net investment income	(0.42)	(0.41)	(0.43)	(0.47)	(0.46)
Return of capital	—	(0.00)[2]	(0.02)	(0.00)[2]	—
Total distributions	(0.42)	(0.41)	(0.45)	(0.47)	(0.46)
Net asset value, end of year	$7.35	$8.27	$7.45	$7.90	$8.03
Total return[3]	(6.40)%	16.88%	(0.12)%[4]	4.35%	3.65%
Net assets, end of year (000s)	$99,232	$58,186	$102,505	$116,945	$105,176

Ratios to average net assets:
Gross expenses	0.68%	0.71%	0.69%[5]	0.70%[5]	0.68%
Net expenses[6,7]	0.65	0.65	0.65 [5]	0.65 [5]	0.66
Net investment income	5.22	5.20	5.72	5.79	5.77

Portfolio turnover rate	79%	101%	83%	71%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of Compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.26)% for the year ended May 31, 2020.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

APPENDIX A: ADDITIONAL INFORMATION ABOUT WESTERN ASSET HIGH YIELD FUND

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of High Yield Fund each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The Fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1[1]	Class R	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
IRAs	250/50	250/50	N/A	1 million/None[2,3]	N/A3
SIMPLE IRAs	None/None	None/None	N/A	1 million/None[2]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[2,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	1 million/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Omnibus Retirement Plans	None/None	None/None	None/None	None/None	None/None
Individual Retirement Plans except as noted	None/None	None/None	N/A	1 million/None[2]	N/A
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Distributor prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

[2]	Available to investors investing directly with the Fund.

[3]

IRA accountholders who purchase Class I or Class IS shares through a Service Agent (as defined herein) acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $250/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[4]

Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]

Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

TAX INFORMATION

High Yield Fund’s distributions are generally taxable as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

High Yield Fund’s related companies pay “Service Agents” for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information. “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the Fund’s distributor, to sell shares of the Fund.

GOVERNING DOCUMENTS

Western Asset Funds, Inc. (the “Corporation”) was incorporated in Maryland on May 16, 1990. Prior to May 31, 2001, the Corporation was known as “LM Institutional Fund Advisors I, Inc.” and prior to May 29, 1998, was known as “Western Asset Trust, Inc.” Prior to May 1, 2012, High Yield Fund was known as the Western Asset High Yield Portfolio.

The Board of Directors of the Corporation (the “Board of Directors”) may, without shareholder approval, create, in addition to the Fund, other series of shares representing separate investment funds. Any such series may be divided without shareholder approval into two or more classes of shares having such terms as the Board of Directors may determine. Establishment and offering of additional funds or classes of shares of a fund will not alter the rights of the Corporation’s shareholders. The Corporation is authorized to issue a total of 42.7 billion shares of common stock, par value $0.001 per share. Each share has one vote, with fractional shares voting proportionally. Voting on matters pertinent only to a particular fund, such as the adoption of an investment advisory contract for that fund, is limited to that fund’s shareholders. Shares of all classes of the Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors. Shares are freely transferable, are entitled to dividends if and when authorized by the Board of Directors and as declared by the Corporation out of assets legally available therefor, and, if the fund were liquidated, would receive the net assets of that fund. Voting rights are not cumulative, and all shares of the Fund are fully paid, redeemable and. Shares do not have preemptive rights or subscription rights.

Although the Fund does not intend to hold annual shareholder meetings, it will hold a meeting of shareholders when the 1940 Act requires a shareholder vote on certain matters (including the election of Directors or approval of an advisory contract) in certain cases.

MORE ON HIGH YIELD FUND’S INVESTMENT STRATEGIES, INVESTMENTS AND RISKS

Additional Information

High Yield Fund seeks to maximize total return, consistent with prudent investment management. The Fund’s investment objective may be changed by the Board of Directors (the “Board”) without shareholder approval and on notice to shareholders. There is no assurance that the Fund will meet its investment objective. Under normal market conditions, the Fund will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or are of a comparable quality as determined by the subadvisers. The Fund will consider the entity that issues the security backed by the pool of assets supporting a mortgage-backed or asset-backed security to be the “issuer” for purposes of its investment limitations set forth above. The Fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders. The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the Fund’s Prospectus or statement of additional information.

Portfolio turnover

High Yield Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

MORE ON FUND MANAGEMENT

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the High Yield Fund’s investment manager. LMPFA, with offices at 280 Park Avenue, New York, New York 10017, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. As of June 30, 2022, LMPFA’s total assets under management were approximately $184.2 billion.

Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London” and collectively with Western Asset, the “subadvisers”) provide the day-to-day portfolio management of the Fund as subadvisers. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset London was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN.

Western Asset London undertakes investment-related activities including investment management, research and analysis, and securities settlement. Western Asset London provides certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Western Asset London generally manages global and non-U.S. dollar fixed income mandates. Western Asset London provides services relating to relevant portions of Western Asset’s broader portfolios as appropriate.

Western Asset employs a team approach to investment management that utilizes relevant staff in multiple offices around the world. Expertise from Western Asset investment professionals in those offices add local sector investment experience as well as the ability to trade in local markets. Although the investment professionals at Western Asset London are responsible for the management of the investments in their local sectors, Western Asset provides overall supervision of their activities for the Fund to maintain a cohesive investment management approach.

Western Asset and Western Asset London act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2022, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London, were approximately $403.1 billion.

LMPFA pays the subadvisers all of the management fee that it receives from the Fund. The Fund does not pay any additional advisory or other fees for advisory services provided by Western Asset or Western Asset London.

LMPFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of June 30, 2022, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.38 trillion.

INVESTMENT PROFESSIONALS

Primary responsibility for the day-to-day portfolio management, development of investment strategy, oversight and coordination of the High Yield Fund lies with the following investment professionals. The Fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members.

Investment professional	Title and recent biography	Investment professional of the fund since
S. Kenneth Leech	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2014*

Michael C. Buchanan	Deputy Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2005

Walter E. Kilcullen	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2012

*	In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.

Management fee

High Yield Fund pays a management fee at an annual rate of 0.55% of its average daily net assets.

For the fiscal year ended May 31, 2022, the Fund paid LMPFA an effective management fee of 0.52%, inclusive of fees recaptured pursuant to the fund’s expense limitation arrangements, of the Fund’s average daily net assets for management services. The effective management fee reflects any fees waived by LMPFA (including any fees waived in connection with investments by the Fun in affiliated investment companies for which the Fund paid a management fee).

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the Fund’s Annual Report for the period ended May 31, 2022.

Expense limitation

Effective upon the closing of the Reorganization, the Adviser has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses), so that the ratio of total annual fund operating expenses will not exceed 1.01% for Class A shares, 1.80% for Class C shares, 1.30% for Class R shares, 0.75% for Class I and 0.65% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2023 without the Board’s consent. The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the Adviser earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the Adviser recapture any amount that would result, on any particular business day of High Yield Fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the Adviser has agreed to waive High Yield Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

ABOUT THE CLASSES OF SHARES

Choosing a share class

High Yield Fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;

•	the length of time you expect to own the shares;

•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;

•	whether you qualify for any reduction or waiver of the sales charge;

•	the availability of the share class;

•	the services that will be available to you and whether you meet any eligibility criteria; and

•	the amount of compensation that your Service Agent will receive.

For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.

The Fund’s shares are distributed by Franklin Distributors.

Share Class Features Summary

The following table summarizes key features of High Yield Fund’s share classes.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b-1) fees	Exchange privilege[2]	Conversion to Class A Shares
Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; (ii) $250 for IRAs; and (iii) none for certain fee-based programs and retirement plans	Effective on or about August 15, 2022, up to 3.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	1.00% on purchases of $500,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; (ii) $250 for IRAs; and (iii) none for certain fee-based programs and retirement plan	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date; (conversion date occurs typically on a Friday in the middle of the month);please consult your Service Agent for more information

Class R	None	None	None	0.50% of average daily net assets	Class R shares of funds sold by the Distributor	No

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b-1) fees	Exchange privilege[2]	Conversion to Class A Shares
Class I

•  $1,000,000;

•  Waived for certain Service Agents with arrangements with the Distributor, Omnibus Retirement Plans and certain individuals affiliated with Legg Mason;

•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:

(i) if investing through a Systematic Investment Plan, $25;

(ii) if an individual investor, $1,000; and

(iii) none for certain fee-based programs

		None	None	None	Class I shares of funds sold by the Distributor	No

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b-1) fees	Exchange privilege[2]	Conversion to Class A Shares
Class IS

•  $1,000,000;

•  Waived for certain Service Agents with arrangements with the Distributor and Omnibus Retirement Plans

•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:

(i) if investing through a Systematic Investment Plan, $25;

(ii) if an individual investor, $1,000; and

(iii) none for certain fee-based programs

		None	None	None	Class IS shares of funds sold by the Distributor	No

[1]

Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]

You or your Service Agent may instruct the Fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the Fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through retirement and benefit plans or fee-based programs, you should contact your Service Agent that administers your plan or sponsors the fee-based program to request an exchange. Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by the Distributor, remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details. In addition, you may exchange shares of the Fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the Fund about funds available for exchange.

Share class availability

You may buy shares of the Fund either directly from the Fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.

Plan sponsors, plan fiduciaries and other Service Agents may choose to impose qualification requirements that differ from the Fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or Service Agent to impose such differing requirements.

The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. The Fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	R	I	IS
Individual Investors	✓	✓		✓[2,3]	✓[2]
Omnibus Retirement Plans	✓	✓	✓[1]	✓	✓
Individual Retirement Plans	✓	✓		✓
Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]
Institutional Investors	✓	✓		✓	✓
[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).

[2]

Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]

Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Omnibus Retirement Plans are retirement plans held on the books of the fund in a plan level or omnibus level account and include: (i) 401(k) plans; (ii) 457 plans; (iii) employer-sponsored 403(b) plans; (iv) profit-sharing plans; (v) non-qualified deferred compensation plans; (vi) employer-sponsored benefit plans (including health savings accounts); (vii) defined benefit plans; (viii) other similar employer-sponsored retirement and benefit plans; (ix) individual retirement accounts that are administered on the same IRA recordkeeping platform and that invest in the fund through a single omnibus account pursuant to a special contractual arrangement with the fund or the Distributor; and (x) investors who rollover fund shares from a retirement plan into an individual retirement account administered on the same retirement plan platform. SIMPLE IRAs are considered Omnibus Retirement Plans if they are employer-sponsored and held at the plan level.

Individual Retirement Plans include: (i) retirement plans investing through brokerage accounts; (ii) certain retirement plans with direct relationships to the fund that are not Institutional Investors nor investing through omnibus accounts; and (iii) individual retirement vehicles not held through an omnibus account, such as: (a) traditional and Roth IRAs; (b) Coverdell education savings accounts; (c) individual 403(b)(7) custodial accounts; (d) Keogh plans; (e) SEPs; (f) SARSEPs; and (g) SIMPLE IRAs or similar accounts. Individual Retirement Plans include plans held at the individual participant level. Individual Retirement Plans are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class R, Class I or Class IS shares through a no-load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

ADDITIONAL INFORMATION ABOUT EACH SHARE CLASS

Class A shares

The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.

Sales charges

The following table shows the front-end sales charge that you may pay, depending on the amount you purchase, effective on or about August 15, 2022. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. The Distributor may not pay Service Agents selling Class A shares to Omnibus Retirement Plans a commission on the purchase price of Class A shares sold by them. However, for Omnibus Retirement Plans that are permitted to purchase shares at net asset value, the

Distributor may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	3.75	3.90	3.50
$100,000 but less than $250,000	3.25	3.36	3.00
$250,000 but less than $500,000	2.25	2.30	2.25
$500,000 or more[1]	-0-	-0-	up to 1.00

[1]

The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

SALES CHARGE WAIVERS BY CLASS

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through Distributor Accounts

•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor in the past 90 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason or Franklin Templeton sponsored fund

•	Employees of Franklin Resources and its subsidiaries

•	Investors investing through certain retirement plans

•	Investors who rollover fund shares from an employer-sponsored retirement plan into an individual retirement account administered on the same retirement plan platform

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Omnibus Retirement Plans may not be subject to a contingent deferred sales charge.

Except as noted below, the Distributor generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. The Distributor will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. The Distributor may not pay Service Agents selling Class C shares to Omnibus Retirement Plans a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, the Distributor may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class C share conversion

Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following the 8-year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” in High Yield Fund’s Prospectus or contact your Service Agent for more information.

For Class C shares that have been acquired through an exchange from another fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.

All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.

Contingent deferred sales charges – Class A and Class C shares

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the Distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For certain Omnibus Retirement Plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

•	On redemptions with respect to investors where the Distributor did not pay the Service Agent a commission

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

Class R shares

You buy Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class I and Class IS shares

You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.

Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

DISTRIBUTION PLANS, SHAREHOLDER SERVICING, AND PAYMENTS TO INTERMEDIARIES

Payments to broker/dealers and other financial intermediaries

High Yield Fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

Distribution

Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the High Yield Fund’s sole and exclusive distributor.

The Fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the Fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.25% for Class A shares; up to 1.00% for Class C shares and up to 0.50% for Class R shares. Payments by the Fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to payments made to intermediaries under the High Yield Fund’s shareholder services and distribution plan and other payments made by the Fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the Fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the Fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the Fund on which fees are being charged.

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. High Yield Fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The Fund calculates its net asset value every day the NYSE is open. The Fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the Fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the Fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the Fund transfer agent on a timely basis.

Valuation of the Fund’s securities and other assets is performed in accordance with procedures approved by the Board. Under the procedures, assets are valued as follows:

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The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

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Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the Fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the Fund as determined on each business day.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the Fund might reasonably expect to receive upon a current sale of the security. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

Valuation of Shares

The NAV per share of each class of High Yield Fund is generally calculated as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day on which the NYSE is open. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class specific expenses, the per share NAV of each class of the Fund will differ.

TAXATION AND DISTRIBUTIONS

High Yield Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of Internal Revenue Code of 1986, as amended, (the “Code”). However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, if the Fund were to fail to distribute in a calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (i.e., the excess of all gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ending October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) it would be subject to a 4% nondeductible excise tax.

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (determined without regard to the dividends-paid deduction), and any net capital gain. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to their share of the excess of the amount of undistributed net capital gain included in their income over the income paid by the Fund on the undistributed amount. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net investment income and of net realized short -term capital gains, whether paid in cash or in shares, are taxable to a U.S. shareholder as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other non-corporate shareholders at the rates applicable to long-term capital gain. Distributions of net capital gain, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. The IRS and the Department of the Treasury have issued regulations that impose special reporting of capital gain dividends by the Fund in order to allow capital gain dividends to be taxable at reduced rates in the hands of certain noncorporate taxpayers who hold shares of the Fund through entities treated as partnerships.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. corporations and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

The Fund does not anticipate that a significant portion of its dividends paid will qualify for the dividends-received deduction or be treated as qualified dividend income.

For tax years beginning after December 31, 2017, and before January 1, 2026, a non-corporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If the Fund receives dividends (other than capital gain dividends) in respect of REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the Fund’s dividends to be eligible for this deduction when received by a non-corporate shareholder, the Fund must meet certain holding period requirements with respect to the REIT shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to the Fund shares.

Dividends and distributions from the Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). One or more of the Fund’s distributions during the year may include such a return of capital distribution. Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If Fund shares are held through a qualified retirement plan entitled to tax-advantaged treatment for U.S. federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to Fund distributions) which may be taxable when distributed from the retirement plan.

Sale, Exchange or Redemption of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shareholder held such shares for more than one year and short-term capital gain or loss if the shareholder held such shares for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including by reinvesting dividends or capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares during that six-month period.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. Such a fee generally will not be deductible by a shareholder that is an individual for any taxable year beginning after December 31, 2017, and before January 1, 2026, and, for other taxable years, the deductibility of such a fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. The Fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s Fund shares in the account. For these purposes, shares acquired prior to January 1, 2012, and shares acquired on or after January 1, 2012, will generally be treated as held in separate accounts.

A shareholder may instruct the Fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the Fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the Fund may call the Fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. The Fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year. In certain cases, the Fund may be required to amend the tax information reported to you with respect to a particular year. In this event, you may be required to file amended U.S. federal income or other tax returns with respect to such amended information and, if applicable, to pay additional taxes (including potentially interest and penalties) or to seek a tax refund and may incur other related costs.

BENCHMARK DESCRIPTION

Bloomberg U.S. Corporate High Yield—2% Issuer Cap Index measures the performance of high yield corporate bonds, with a maximum allocation of 2% to any one issuer.

LEARNING MORE ABOUT HIGH YIELD FUND

You may obtain free copies of this information from High Yield Fund or from the SEC using one or more of the methods set forth below. In the Annual and Semi-Annual Reports, you will find a discussion of market conditions and investment strategies that significantly affected High Yield Fund’s performance during the period covered by the Report and a listing of the Fund’s portfolio securities as of the end of such period. The SAI provides additional information about High Yield Fund and will provide you with more detail regarding the organization and operation of the Fund, including its investment strategies. The SAI is incorporated by reference into this Prospectus/Information Statement and is therefore legally considered a part of this Prospectus/Information Statement.

HOW TO OBTAIN INFORMATION

You can make inquiries about the Fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 6LM-FUND/656-3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030. You may also visit www.franklintempleton.com/mutualfundsliterature for a free copy of a Prospectus, SAI or an Annual or Semi-Annual Report.

Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

When obtaining information about High Yield Fund from the SEC, you may find it useful to reference the Fund’s SEC file number: 811-06110.

APPENDIX B: SIMILARITIES AND DIFFERENCES IN THE FORMS OF ORGANIZATION OF THE FUNDS

General

Global High Yield Bond Fund is organized as a series of a Maryland statutory trust (the “Trust”). A Maryland statutory trust is an unincorporated business association that is established under and governed by Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the board of trustees (referred to in this appendix as the “trustees”) and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust.

The Declaration of Trust (the “Declaration”) of the Trust provides flexibility to the trustees in the conduct of the Trust’s business and in the governance of the Trust and broad authority consistent with Maryland law. Many of the provisions of the Declaration are designed to permit the Trust to operate efficiently and in a cost effective manner.

High Yield Fund is organized as a series of a Maryland corporation (the “Corporation”). A Maryland corporation is governed both by Maryland corporate law and its charter and Bylaws. The Maryland General Corporation Law (the “MGCL”) prescribes many aspects of corporate governance.

The Trust

The Trust is governed by the Maryland Statutory Trust Act, the Declaration and its Bylaws. Some of the key provisions of the Maryland Statutory Trust Act, the Declaration and the Bylaws are summarized below. The following summary of the Maryland Statutory Trust Act, the Declaration and the Bylaws is qualified in its entirety by reference to the Maryland Statutory Trust Act, the Declaration and the Trust’s Bylaws.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, deviating from fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the best interests of the Trust. Similarly, the trustees have broad authority to authorize the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and, in general, the Trust does not hold such meetings. The Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration or Bylaws. The Declaration provides for “dollar-weighted voting,” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date set for the determination of the shareholders entitled to vote on any matter. The Declaration provides that shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declaration provides that the trustees may establish the number of trustees. The Declaration also provides that vacancies on the Board may be filled by a majority of the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the Declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the Declaration without the vote of shareholders except in certain circumstances. The Declaration prohibits amendments that impair the exemption from or limitation of personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or employees of the Trust or that limit the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees are permitted to cause the Trust to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Declaration provides that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declaration also provides that the Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Trust with identification, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the trustees otherwise decide.

Small Accounts

The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by series or class and which may be set by the trustees from time to time. Alternatively, the Declaration permits the Trust to assess a fee for small accounts (which may vary by series or class) and redeem shares in the account to cover such fees, or convert the shares into another share series or class, or take any other such action with respect to minimum account sizes as may be deemed necessary or appropriate by the trustees.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Declaration gives broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, purchase price, fees and expenses, special and relative rights as to dividends and on liquidation and other features of the series and classes. The Declaration also gives authority to the trustees to change any of those features, to classify or reclassify any shares into one or more series or classes, to terminate any series or class, and to divide or combine one or more series with other series in the Trust into a greater or lesser number, to divide or combine one or more classes of a series with another class in that series, or convert the shares of one class into shares of another class.

Each share of Global High Yield Bond Fund represents an interest in Global High Yield Bond Fund only, and not in the assets of any other fund generally.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declaration provides that a trustee, officer or employee acting in such capacity is not personally liable to any person other than the Trust or its shareholders, in connection with the affairs of the Trust. Further, a trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation. The Declaration limits the liability of trustees and officers to the Trust or any shareholder to the fullest extent permitted under current Maryland law. Under Maryland law, a trustee is liable to the Trust or its shareholders for monetary damages only (i) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (ii) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been trustees, officers or employees of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Trust has an interest as a shareholder, to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a trustee, officer or employee. Under the 1940 Act, a trustee or officer may not be indemnified by the Trust for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration also clarifies that any trustee who serves as chair of the board, a member or chair of a committee of the board, lead independent trustee, or an expert on any topic or in any area (including an audit committee financial expert), or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected series. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent trustees determines that maintaining the suit would not be in the best interests of the Trust, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not consistent with the standard of performance required of the trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.

The Declaration further provides that Global High Yield Bond Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that Global High Yield Bond Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in the Circuit Court for Baltimore City, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

High Yield Fund is a series of a Maryland corporation and operates under a charter that covers many of the same provisions discussed above. However, in some cases it is expected that the Declaration for the Trust will provide broader authority to the trustees with respect to the governance of Global High Yield Bond Fund than the charter for the Corporation provides the directors with respect to the governance of High Yield Fund.

High Yield Fund

High Yield Fund is governed by the MGCL and the charter and Bylaws of the Corporation. Some of the key provisions of the MGCL, the charter and Bylaws are summarized below. The following summary of the MGCL and the charter and Bylaws of the Corporation is qualified in its entirety by reference to the MGCL and the charter and Bylaws of the Corporation.

Shareholder Voting

Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For High Yield Fund, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or when the Board shall have determined that the matter affects one or more series or classes of shares of stock materially differently, such shares of stock shall be voted by individual series or class in addition to any other vote that may be required by law, and when the Board has determined that the matter affects only the interests of one or more series or classes of shares of stock, then only holders of shares of stock of such series or classes shall be entitled to vote thereon in addition to any other vote that may be required by law.

Election and Removal of Trustees

Shareholders of a Maryland corporation may vote on the election and removal of directors. If the bylaws so provide, as is the case for the Bylaws of the Corporation, a Maryland corporation registered as an open-end investment company is not required to hold annual meetings in any year in which the election of directors is not required under the 1940 Act. The Corporation will call an annual meeting of shareholders or a special meeting of shareholders for the purpose of electing directors whenever required by the 1940 Act to elect directors.

The Bylaws of the Corporation generally provide that the Board has the power to set the number of directors and to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter and Extraordinary Transactions

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless declared advisable by the board of directors and approved by a vote of shareholders. Pursuant to amendments to the MGCL that recently became effective for open-end funds such as the Corporation, these extraordinary corporate actions and charter amendments can be approved by a majority of the entire board of directors and in the manner required by the 1940 Act. Most charter amendments and many extraordinary corporate actions do not require shareholder approval under the 1940 Act. Accordingly, the Board of Directors of the Corporation has the power to amend the charter of the Corporation and approve extraordinary corporate actions with respect to High Yield Fund that is similar to the power of the Board of Trustees of the Trust with respect to Global High Yield Bond Fund.

Issuance and Redemption of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered as an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charter of the Corporation provides that the Board may classify any unissued shares of common stock from time to time in one or more series or classes of stock and that the Board may reclassify any previously classified but unissued shares of any series or class of stock from time to time in one or more series or classes of stock. Prior to reclassifying any shares of stock, the Board shall set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for such shares.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability by reason of being or having a director. The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charter and Bylaws provide that, to the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who is a present or former director of the Corporation or any director who, while a director of the Corporation and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charter of the Corporation. Under Maryland law, applicable case law at the time of a particular derivative action and the MGCL will establish any requirements or limitations with respect to shareholder derivative actions.

EXHIBIT 1: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT (the “Agreement”) is made as of this [                 ] day of [                 ], 2022, by and between Legg Mason Partners Income Trust (“LMPIT”), on behalf of Western Asset Global High Yield Bond Fund (the “Acquired Fund”) and Western Asset Funds, Inc. (“WAF”), on behalf of Western Asset High Yield Fund (the “Acquiring Fund,” and together, the “Funds”), and, solely with respect to Sections 1.3, 9.1, 9.2, 11.1, and 11.2 hereof, Legg Mason Partners Fund Advisor, LLC (the “Adviser”).

The reorganization contemplated by this Agreement (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund, as consideration for shares of common stock, $.001 par value per share (the “Common Stock”), of the Acquiring Fund (such shares, the “Merger Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities, debts, obligations, and duties of whatever kind or nature of the Acquired Fund; and (iii) the distribution by the Acquired Fund, on or after the Closing Date (as defined in paragraph 3.1) hereinafter referred to, of the Merger Shares pro rata to the shareholders of the corresponding class of the Acquired Fund identified in Exhibit A in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

This Agreement, with respect to the Reorganization, is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

WHEREAS, the Acquired Fund is a series of LMPIT, a Maryland statutory trust, with its principal place of business at 100 International Drive, Baltimore, Maryland 21202, an open-end, registered investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund is a series of WAF, a Maryland corporation, with its principal place of business at 100 International Drive, Baltimore, Maryland 21202, an open-end investment company registered under the 1940 Act;

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue additional shares of Common Stock;

WHEREAS, the Board of Directors of WAF (the “Acquiring Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) of WAF, has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of LMPIT (the “Target Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) of LMPIT, has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

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ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND AS CONSIDERATION FOR THE MERGER SHARES; DISTRIBUTION TO ACQUIRED FUND SHAREHOLDERS

1.1 THE TRANSACTIONS. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund, subject to all of the Acquired Fund’s liabilities as set forth in paragraph 1.3. The Acquiring Fund agrees to acquire and assume these assets and liabilities and, as consideration therefor, to deliver to the Acquired Fund the number of Merger Shares, including fractional Merger Shares, computed in the manner and as of the time and date set forth in Article II. Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all cash, securities, commodities, interests in derivative instruments, and dividends or interest or other receivables, that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund as of the Closing (such assets, the “Acquired Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all of the Acquired Fund’s liabilities, debts, obligations, and duties that are reflected on a Statement of Assets and Liabilities of the Acquired Fund, prepared on behalf of the Acquired Fund, as of the Valuation Date (as defined in paragraph 2.1) (such liabilities, the “Assumed Liabilities”). The Assumed Liabilities also shall include (a) liabilities of the Acquired Fund to indemnify each current or former member of the Target Board against all liabilities and expenses incurred by such board member, and to advance related expenses in each case, in the manner and to the extent that such liabilities and expenses would have been indemnified or advanced under LMPIT’s Declaration of Trust, as amended (the “LMPIT Declaration”); and (b) liabilities of the Acquired Fund to indemnify current and former shareholders of the Acquired Fund, to the extent such shareholders would have been indemnified under the LMPIT Declaration; provided, however, that the Adviser agrees to reimburse the Acquiring Fund for any such indemnification expenses incurred by an Acquiring Fund under clauses (a) and/or (b) above.

1.4 DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund’s shareholders of record, determined as of the close of business on the Valuation Date (the “Acquired Fund Shareholders”), the Merger Shares received by the Acquired Fund pursuant to paragraph 1.1 above; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.6 below. Such liquidation and distribution will be accomplished by the transfer of the Merger Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Merger Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Merger Shares distributed to Acquired Fund Shareholders will be of the share class or share classes of the Acquiring Fund identified in Exhibit B as corresponding to the share class or share classes held by such Acquired Fund Shareholder in the Acquired Fund immediately prior to the Closing (hereinafter, the “corresponding share class”). The Acquiring Fund shall not issue certificates representing the Merger Shares in connection with such distribution.

1.5 OWNERSHIP OF SHARES. Ownership of the Merger Shares will be shown on the books of Franklin Templeton Investor Services, LLC. (“Investor Services”), the Acquiring Fund’s transfer agent.

1.6 TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4, and shall cease to operate as a series of an investment company registered under the 1940 Act.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on

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the business day immediately preceding the Closing Date (such time and date, the “Valuation Date”), using the valuation procedures of the Acquiring Fund in a manner consistent with the Acquiring Fund’s then-current prospectus and statement of additional information.

2.2 VALUATION OF SHARES. The net asset value per share of the Merger Shares shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures of the Acquiring Fund in a manner consistent with the Acquiring Fund’s then-current prospectus and statement of additional information.

2.3 SHARES TO BE ISSUED. The number of the Merger Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be the sum of the amounts determined in respect of each class of the Acquired Fund by multiplying the shares outstanding of such class of the Acquired Fund by the ratio computed by dividing the net asset value per share of the Acquired Fund attributable to such class by the net asset value per share of the corresponding share class of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of each class of Acquired Fund shares will receive the corresponding share class of the Acquiring Fund.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by The Bank of New York Mellon, as custodian to the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing of the transactions contemplated by paragraph 1.1 (the “Closing”) shall take place on or about [                 ], or such other date as the parties may agree (the “Closing Date”). All acts taking place at the Closing or on the Closing Date shall be deemed to take place simultaneously as of 4:00 p.m. Eastern time on the Closing Date unless otherwise provided or agreed to by the parties. The Closing shall be held as of 4:00 p.m. Eastern time at the offices of WAF, or at such other time and/or place or manner (which may include a virtual closing) as the parties may agree.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange, the U.S. bond markets, or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 TRANSFER AGENT’S CERTIFICATE. Investor Services, as transfer agent for the Funds, shall deliver at the Closing a certificate of an authorized officer setting forth from its records the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Investor Services to issue and deliver a confirmation to the Acquired Fund evidencing the Merger Shares to be credited on the Closing Date to the Acquired Fund’s account or provide evidence satisfactory to the Acquired Fund that such Merger Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. As of the date indicated below or, if no such date is indicated, as of both the date hereof and the Closing Date, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a series of LMPIT, a statutory trust duly organized, validly existing, and in good standing under the laws of state of Maryland, and has the power to own all of its properties and assets and to carry on its business as presently conducted.

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(b) The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified and where failure to do so would subject it to any material liability or disability, and it has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as currently being conducted.

(c) LMPIT is registered as an open-end management investment company with the Securities and Exchange Commission (the “Commission”) under the 1940 Act.

(d) The current prospectus and statement of additional information of the Acquired Fund, together with any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Closing Date, conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and 1940 Act, and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of the Certificate of Trust of LMPIT, the LMPIT Declaration, or the Amended and Restated Bylaws of LMPIT (collectively, the “LMPIT Organizational Documents”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(f) Except as otherwise disclosed to the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) The audited financial statements of the Acquired Fund at December 31, 2021 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

(h) Since June 30, 2022, there has not, to the knowledge of the Acquired Fund, been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, other than as disclosed to the Acquiring Fund.

(j) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The Merger Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4;

(l) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Information Statement referred to in paragraph 5.3, if any, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

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(m) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been timely filed (giving effect to extensions), all such returns and reports shall have been true, correct and complete in all material respects, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. All tax liabilities of the Acquired Fund will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, Acquired Fund is not currently under audit, and no material deficiency, liability or assessment has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n) For each taxable year of its operation, the Acquired Fund has met, and will meet at all relevant times through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and with respect to any taxable year ending on or before December 31, 2021, has made distributions on or before the Closing Date sufficient to eliminate any income tax on the Acquired Fund for such taxable year that has not already been paid by the Acquired Fund.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. As of the date indicated below or, if no such date is indicated, as of both the date hereof and the Closing Date, the Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a series of WAF, a corporation duly organized, validly existing and in good standing under the laws of the state of Maryland, and has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b) The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified and where failure to do so would subject it to any material liability or disability, and it has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as currently being conducted.

(c) WAF is registered as an open-end management investment company with the Commission under the 1940 Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund, together with any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Closing Date, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of WAF’s Articles of Amendment and Restatement, as amended and supplemented, or Amended and Restated By-laws, as amended (collectively, the “WAF Organizational Documents”), or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(f) Except as otherwise disclosed to the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

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(h) The WAF registration statement under the 1933 Act with respect to the Merger Shares will be in full force and effect and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, threatened by the Commission, and such registration statement will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

(i) The registration statement and any amendment thereto (including any post-effective amendment) (the “Registration Statement”) filed with the Commission by the Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder, on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the Exchange Date, the prospectus contained in the Registration Statement (the “Prospectus”), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Prospectus;

(j) The Merger Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. At the Closing Date, the Acquiring Fund will not have outstanding any options, warrants, or other rights to subscribe for or purchase any Merger Shares, nor will there be outstanding any security convertible into any Merger Shares.

(k) The information provided by the Acquiring Fund for use in the Registration Statement and Prospectus/Information Statement referred to in paragraph 5.3, if any, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(l) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been timely filed (giving effect to extensions), all such returns and reports shall have been true, correct and complete in all material respects, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. All tax liabilities of the Acquiring Fund will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, Acquiring Fund is not currently under audit, and no material deficiency, liability or assessment has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) For each taxable year of its operation ending on or prior to May 31, 2022, the Acquiring Fund has met, and at all relevant times during its taxable year beginning on June 1, 2022, expects to have met or to be able to meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and with respect to any taxable year ending on or before May 31, 2022, has made distributions on or before the Closing Date sufficient to eliminate any income tax on the Acquiring Fund for such taxable year that has not already been paid by the Acquiring Fund.

ARTICLE V

COVENANTS OF THE PARTIES

5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include customary dividends, distributions, subscriptions and redemptions. Without limiting the foregoing, each of the Acquiring Fund and the Acquired Fund will be covered parties under an errors and omissions insurance policy prior to and including the Closing Date.

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5.2 The Acquired Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement.

5.3 The information to be furnished by the Acquired Fund for use in the Registration Statement, if any, and the information to be furnished by the Acquiring Fund for use in the Prospectus/Information Statement, if any, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.4 The Acquired Fund will deliver to each of its shareholders of record a copy of the Prospectus/Information Statement promptly after it is finalized and the Registration Statement becomes effective with the Commission.

5.5 The Acquired Fund shall furnish to the Acquiring Fund at the Closing the Statement of Assets and Liabilities of the Acquired Fund as of the Closing setting forth the net asset value of the Acquired Assets as of such date.

5.6 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing, and, in addition thereto, the satisfaction or waiver of the following further conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by a duly authorized officer of WAF, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect.

6.2 LMPIT, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to LMPIT, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by WAF, on behalf of the Acquiring Fund and its authorized officers:

(a) WAF is validly existing under the laws of the state of Maryland and has power to carry on its business as described in its registration statement, and, the Acquiring Fund is a series thereof duly constituted in accordance with the applicable provisions of the WAF Organizational Documents;

(b) This Agreement has been duly authorized, executed, and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and Prospectus/Information Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) WAF is registered as an open-end management investment company with the Commission and the Acquiring Fund is not subject to a stop order;

(d) The Merger Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; and

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(e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the WAF Organizational Documents.

Such opinion may state that it is solely for the benefit of LMPIT and the Acquired Fund Board. With respect to all matters of Maryland law, Ropes & Gray LLP shall be entitled to state that, with the approval of LMPIT, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing and, in addition thereto, the satisfaction or waiver of the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of LMPIT, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect.

7.2 WAF, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to WAF, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by LMPIT, on behalf of the Acquired Fund and its authorized officers:

(a) LMPIT is validly existing under the laws of the state of Maryland and has power to carry on its business as described in its registration statement, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the LMPIT Declaration;

(b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and Prospectus/Information Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) LMPIT is registered as an open-end management investment company with the Commission and the Acquired Fund is not subject to a stop order; and

(d) The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its obligations hereunder will not, violate the LMPIT Organizational Documents.

Such opinion may state that it is solely for the benefit of WAF and the Acquiring Fund Board. With respect to all matters of Maryland law, Ropes & Gray LLP shall be entitled to state that, with the approval of WAF, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

7.3 The Acquired Fund shall have delivered to the Acquiring Fund (i) a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the U.S. federal income tax bases of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or any Assistant Treasurer of LMPIT; and (ii) a copy of the tax books and records of the Acquired Fund necessary for purposes of preparing any tax returns required by law to be filed by the Acquired Fund after the Closing Date.

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7.4 Prior to the Closing, the Acquired Fund will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund shareholders (a) (i) all of the excess of (x) the Acquired Fund’s interest income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (computed without regard to any deduction for dividends paid), and (iii) all of the Acquired Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case for both the current year (which will end on the Closing Date) and, if still timely under Section 855 of the Code, the immediately preceding taxable year; and (b) such additional amount, if any, as is necessary to eliminate any liability of the Acquired Fund for excise tax under Section 4982 of the Code.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth in paragraphs 8.1, 8.2, 8.3, 8.4, and 8.5 below do not exist on or before the Closing with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. The conditions set forth in paragraphs 8.1 and 8.5 below may not be waived by either party to this Agreement, and must be satisfied prior to Closing.

8.1 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4 The parties hereto shall have received on the Closing Date an opinion from Ropes & Gray LLP, counsel to the Funds, dated as of the Closing Date, in form and substance reasonably satisfactory to the parties, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, for U.S. federal income tax purposes:

(a) The transfer of all of the Acquired Assets in exchange for the Merger Shares and the assumption by the Acquiring Fund of all of the Assumed Liabilities followed by the distribution of the Merger Shares pro rata to the Acquired Fund Shareholders pursuant to this Agreement will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Merger Shares and the assumption by the Acquiring Fund of the Assumed Liabilities.

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(c) Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund with respect to the Acquired Assets in connection with the transfer of the Acquired Assets to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or with respect to the distribution of the Merger Shares to Acquired Fund Shareholders as consideration for their shares of the Acquired Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing, if any, of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(d) Under Section 354 of the Code, no gain or loss will be recognized by the Acquired Fund Shareholders upon their receipt of the Merger Shares solely in exchange for Acquired Fund shares.

(e) Under Section 358 of the Code, the aggregate tax basis for the Merger Shares received by each Acquired Fund Shareholder will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the exchange, and, under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided the Acquired Fund shares were held as capital assets).

(f) Under Section 362(b) of the Code, the tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, adjusted for any gain or loss required to be recognized as described in (c) above, and, under Section 1223(2) of the Code, the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (c) above, will include the period during which those assets were held by the Acquired Fund.

(g) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Treasury Regulations thereunder.

Such opinion shall be based on such assumptions and representations and shall contain such qualifications and limitations as shall be in the opinion of Ropes & Gray LLP appropriate to render the opinions expressed therein and as shall be reasonably satisfactory to the parties hereto.

ARTICLE IX

EXPENSES

9.1 Expenses associated with and incurred by a Fund in connection with the reorganization transaction contemplated hereby, except for transaction costs (including brokerage or similar costs) associated with the purchases and sales of portfolio securities (which will be borne by the Fund incurring such transaction costs), will be borne by the Adviser.

9.2 If for any reason any transaction contemplated by this Agreement is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages, except that the Adviser will bear all expenses incurred by the Funds in connection with or arising out of the transactions contemplated by this Agreement.

ARTICLE X

ENTIRE AGREEMENT

10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

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ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by any party to this Agreement by providing notice to the other parties.

11.2 Except to the extent provided in Section 9.2 above, in the event of termination of this Agreement, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, LMPIT, WAF, the Adviser, or their respective trustees, directors, officers and affiliates, to any other party.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by LMPIT, on behalf of the Acquired Fund, and WAF, on behalf of the Acquiring Fund.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the state of Maryland, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 Notice is hereby given that no board member, officer, agent or employee of LMPIT shall have any personal liability under this Agreement, and that insofar as it relates to the Acquired Fund, this Agreement is binding only upon the assets and properties of the Acquired Fund.

13.6 Notice is hereby given that no board member, officer, agent or employee of WAF shall have any personal liability under this Agreement, and that insofar as it relates to the Acquiring Fund, this Agreement is binding only upon the assets and properties of the Acquiring Fund.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

LEGG MASON PARTNERS INCOME TRUST, on behalf of Western Asset Global High Yield Bond Fund

By:
Name:
Title:

WESTERN ASSET FUNDS, INC., on behalf of Western Asset High Yield Fund

By:
Name:
Title:

Solely for purposes of Sections 1.3, 9.1, 9.2, 11.1, and 11.2, LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

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EXHIBIT A – SHARE CLASS MAPPINGS

Share Class Mapping

Acquired Fund Share Class	Acquiring Fund Share Class
Class A	Class A
Class C	Class C
Class C1*	—
Class I	Class I
Class IS	Class IS
Class R	Class R

*	Class C1 will be converted to Class A shares prior to the Reorganization.

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PART B

WESTERN ASSET FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

[                    ], 2022

This SAI relates to the proposed reorganization of Western Asset Global High Yield Bond Fund (“Global High Yield Bond Fund”), a series of Legg Mason Partners Income Trust, into the Western Asset High Yield Fund (“High Yield Fund” and, together with Global High Yield Bond Fund, the “Funds”), a series of Western Asset Funds, Inc. (the “Reorganization”). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Information Statement.

This SAI contains information that may be of interest to shareholders but that is not included in the Prospectus/Information Statement dated [                    ], 2022, as may be amended from time to time (the “Prospectus/Information Statement”), relating to the Reorganization. As described in the Prospectus/Information Statement, the Reorganization would involve the transfer of all the assets of Global High Yield Bond Fund in exchange for shares of High Yield Fund and the assumption of all the liabilities of Global High Yield Bond Fund. Global High Yield Bond Fund would distribute High Yield Fund shares it receives to its shareholders in complete liquidation of Global High Yield Bond Fund.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

1.

The SAI for Global High Yield Bond Fund, dated May 1, 2022, as filed on April 25, 2022 (Registration Nos.  002-96408 and 811-04254), and the SAI for High Yield Fund, dated September  30, 2021, as filed on September 23, 2021 (Registration Nos. 033-34929 and 811-06110).

2.

The audited financial statements contained in the Annual Report of Global High Yield Bond Fund for the fiscal year ended December 31, 2021, as filed on February 25, 2022 (File No. 811-04254), and the audited financial statements contained in the Annual Report of High Yield Fund for the fiscal year ended May 31, 2022, as filed on July 26, 2022 (File No. 811-06110). No other parts of such Annual Reports are incorporated herein by reference.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. The Prospectus/Information Statement has been filed with the Securities and Exchange Commission (“SEC”) and is available upon request and without charge by calling the Funds at 877-6LM-FUND/656-3863, or by writing to the Funds at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.

The date of this SAI is [                    ], 2022.

TABLE OF CONTENTS

Introduction	S-1
Additional Information About Each Fund	S-1
Supplemental Financial Information	S-1

INTRODUCTION

This SAI is intended to supplement the information provided in the Prospectus/Information Statement dated [                    ], 2022 relating to the Reorganization.

ADDITIONAL INFORMATION ABOUT EACH FUND

Additional information about each Fund can be found in the most recent Statement of Additional Information of each Fund, which is incorporated by reference into this registration statement.

SUPPLEMENTAL FINANCIAL INFORMATION

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of High Yield Fund are not included in this SAI.

Tables showing the fees and expenses of the Funds, and the fees and expenses of High Yield Fund on a pro forma basis after giving effect to the Reorganization, are included in the “Comparison of Fees and Expenses” section in the Prospectus/Information Statement.

The Reorganization will not result in a material change to High Yield Fund’s investment portfolio due to the investment objective of Global High Yield Bond Fund being similar to that of High Yield Fund, the similarities in the Funds’ investment strategies and each Fund’s fundamental investment policies. As a result, a schedule of investments of Global High Yield Bond Fund modified to show the effects of such change is not required and is not included. Notwithstanding the foregoing, changes may be made to Global High Yield Bond Fund’s portfolio in advance of the Reorganization and/or High Yield Fund’s portfolio following the Reorganization.

High Yield Fund will be the surviving fund for accounting purposes. There are no material differences in the accounting, valuation and tax policies of Global High Yield Bond Fund as compared to those of High Yield Fund.

S-1

PART C: OTHER INFORMATION

Item 15. Indemnification

Article VIII of Registrant’s Articles of Incorporation provides that to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) the directors and officers of the Registrant shall not be liable to the Registrant or to any of its stockholders for monetary damages. Article VIII also provides that no amendment or repeal of Article VIII, and no adoption or amendment of any other provision of the Articles or Bylaws inconsistent with Article VIII, shall apply to or affect the applicability of Article VIII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 9.1 of Article IX of Registrant’s Articles of Incorporation provides that the Registrant shall indemnify its present and past directors and persons who are serving or have served at the Registrant’s request in similar capacities for other entities to the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940). Section 9.1 further provides that the Registrant shall have the power to indemnify its present and past officers, employees and agents, and persons who are serving or have served at the Registrant’s request in similar capacities for other entities to the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940). Section 2-418(b) of the Maryland Corporations and Associations Code (“Maryland Code”) permits the Registrant to indemnify its directors unless it is established that (1) the act or omission of the director was material to the matter giving rise to the proceeding, and the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses actually incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. Maryland law also requires indemnification of directors and officers under certain circumstances. The provisions set forth above apply insofar as consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 1 of Article XII of the Bylaws permits indemnification consistent with the principles described above and sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Additionally, the Registrant has entered into an agreement with each of its directors that provides for indemnification consistent with the principles described above and that sets forth certain procedural aspects with respect to indemnification, including the advancement of expenses and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met. The Registrant, at its expense, provides liability insurance for the benefit of its Directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify, defend and hold Franklin Distributors, LLC (the “Distributor”) (formerly known as Legg Mason Investor Services, LLC), its officers, directors and employees, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors and employees, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact

2

contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor or such other parties against any liability to the Registrant or its stockholders to which the Distributor or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Investment Management Agreements and Investment Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties under the applicable Agreements, the Adviser or Manager (as applicable) will not be subject to any liability to the Registrant or any stockholder of the Registrant for any act or omission in the course of, or connected with, rendering services pursuant to the applicable Agreements.

Item 16. Exhibits

Unless otherwise noted, all references are to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (the “SEC”) (File Nos. 033-34929 and 811-06110).

(1)

(a)   Articles of Amendment and Restatement dated May 28, 1998 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 21 to the Registration Statement, SEC File No. 033-34929 (“Post-Effective Amendment No. 1”), filed May 18, 2000.

(b)   Articles Supplementary dated March 10, 2000 incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 21, filed May 18, 2000.

(c)   Articles Supplementary dated June 16, 2000 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 22 to the Registration Statement, SEC File No. 033-34929 (“Post-Amendment No. 22”), filed August 1, 2000.

(d)   Articles of Amendment dated May 21, 2001 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 23 to the Registration Statement, SEC File No. 033-34929, filed July 18, 2001.

(e)   Articles of Amendment dated May 10, 2002 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 24 to the Registration Statement, SEC File No. 033-34929 (“Post-Effective Amendment No. 24”), filed July 19, 2002.

(f)   Articles of Amendment dated July 30, 2003 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 27 to the Registration Statement, SEC File No. 033-34929, filed on July 30, 2003.

(g)   Articles Supplementary dated September 23, 2003 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 27 to the Registration Statement, SEC File No. 033-34929 (“Post-Effective Amendment No. 27”), filed on October 1, 2003.

(h)   Articles Supplementary dated October 7, 2004 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement, SEC File No. 033-34929 (“Post-Effective Amendment No. 31”), filed on July 29, 2005.

(i) Articles Supplementary dated March 8, 2005 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 31.

(j) Articles Supplementary dated June 26, 2006 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 33 to the Registration Statement, SEC File No. 033-34929 (“Post-Effective Amendment No. 33”), filed on July 3, 2006.

(k)   Articles Supplementary dated May 11, 2007 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 35 to the Registration Statement, SEC File No. 033-34929 (“Post-Effective Amendment No. 35”), filed on July 27, 2007.

(l) Articles Supplementary dated July 29, 2008 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 37 to the Registration Statement, SEC File No. 033-34929, filed on July 29, 2008.

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(m) Articles of Amendment dated April 19, 2010 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 41 to the Registration Statement, SEC File No. 033-34929 (“Post-Effective Amendment No. 41”), filed on April 27, 2010.

(n)   Articles Supplementary dated March 24, 2011 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 42 to the Registration Statement, SEC File No. 033-34929, filed on April 25, 2011.

(o)   Articles Supplementary dated September 14, 2011 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 48 to the Registration Statement, SEC File No. 033-34929 (“Post-Effective Amendment No. 48”), filed on April 25, 2012.

(p)   Articles of Amendment dated September 14, 2011 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 48.

(q)   Articles of Amendment dated April 9, 2012 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 48.

(r)   Articles Supplementary dated April 9, 2012 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 48.

(s)   Articles Supplementary dated September 18, 2012 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 59 to the Registration Statement, SEC File No. 033-34929 (“Post-Effective Amendment No. 59”), filed on September 24, 2012.

(t) Articles of Amendment dated September 18, 2012 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 59.

(u)   Articles Supplementary dated July 11, 2013 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 69 to the Registration Statement, SEC File No. 033-34929, filed on August 14, 2013.

(v)   Articles Supplementary dated April 21, 2014 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 75 to the Registration Statement, SEC File No. 033-34929, filed on April 21, 2014.

(w)  Articles Supplementary dated May 28, 2015 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 100 to the Registration Statement, SEC File No. 033-34929 (“Post-Effective Amendment No. 100”), filed on February 17, 2017.

(x)   Articles Supplementary dated February 23, 2016 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 100.

(y)   Articles Supplementary dated November 10, 2017 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 110 to the Registration Statement, SEC File No. 033-34929 (“Post-Effective Amendment No. 110”), filed on February 22, 2018.

(z)   Articles Supplementary dated May 29, 2019 incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 120 to the Registration Statement, SEC File No. 033-34929, filed on September 23, 2019.

(aa)  Articles Supplementary dated November 5, 2019 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 122 to the Registration Statement, SEC File No. 033-34929, filed on February 24, 2020.

(2)	Amended and Restated Bylaws is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 126 to the Registration Statement, SEC File No. 033-34929, filed on September 25, 2020.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed as Exhibit 1 to Part A of this Registration Statement on Form N-14.

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(5)	Instruments defining the rights of security holders with respect to Western Asset Funds, Inc. are contained in the Articles of Amendment and Restatement (with subsequent amendments) and Bylaws are filed herewith as Exhibits 16(1) and 16(2).

(6)

(a)   Investment Management Agreement by and between Western Asset Funds, Inc., on behalf of Western Asset High Yield Fund, and Legg Mason Partners Fund Advisor, LLC is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 126 to the Registration Statement, SEC File No. 033-34929 (“Post-Effective Amendment No. 126”), filed on September 25, 2020.

(b)   Investment Advisory Agreements

(i) Western Asset High Yield Fund – WAM is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 126.

(ii)  Western Asset High Yield Fund – WAMCL is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 126.

(7)	Distribution Agreement is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 126.

(8)	Not applicable.

(9)

(a)   Custodian Contract Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 15 to the Registration Statement, SEC File No. 033-34929, filed October 30, 1997.

(b)   Amendment to Custodian Contract is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 15.

(c)   Amendment to Custodian Contract is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 15.

(d)   Amendment to Custodian Contract is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 22.

(e)   Amendment to Custodian Contract is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 24.

(f)   Form of Amendment to Custodian Contract is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 27.

(g)   Form of Amendment to Custodian Contract is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 33.

(h)   Form of Amendment to Custodian Contract is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 35.

(i) Custodian Services Agreement is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 63 to the Registration Statement, SEC File No. 033-34929, filed on February 25, 2013.

(j) Custodian Services Agreement is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 110.

(k)   Fund Accounting Services Agreement is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 110.

(10)

Plans pursuant to Rule 12b-1 or Rule 18f-3

(a)   Amended and Restated Shareholder Services and Distribution Plan is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 127 to the Registration Statement, SEC File No. 033-34929, filed on February 22, 2021.

(b)   Multiple Class Plan pursuant to Rule 18f-3 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 22.

(c)   Amended Multiple Class Plan pursuant to Rule 18f-3 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 27.

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(d)   Amended Multiple Class Plan pursuant to Rule 18f-3 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 33.

(e)   Form of Amended and Restated Multiple Class (Rule 18f-3) Plan is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 36 to the Registration Statement, SEC File No. 033-34929, filed on June 2, 2008.

(f)   Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 41.

(g)   Amended and Restated Multiple Class (Rule 18f-3) Plan is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 45 to the Registration Statement, SEC File No. 033-34929, filed on February 29, 2012.

(h)   Amended and Restated Multiple Class (Rule 18f-3) Plan is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 56 to the Registration Statement, SEC File No. 033-34929, filed on July 2, 2012.

(i) Amended and Restated Multiple Class (Rule 18f-3) Plan is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 58 to the Registration Statement, SEC File No. 033-34929, filed on July 26, 2012.

(j) Amended and Restated Multiple Class (Rule 18f-3) Plan is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 83 to the Registration Statement, SEC File No. 033-34929, filed on September 22, 2014.

(11)	Opinion and consent of Venable LLP as to the legality of the securities being registered – filed herewith.

(12)	Form of Opinion of Ropes & Gray LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement – filed herewith.

(13)

(a)   Form of Transfer Agent and Shareholder Services Agreement is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 130 to the Registration Statement, SEC File No. 033-34929, filed on February 22, 2022.

(b)   Board Resolutions regarding Expense Limitation Arrangements is incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 129 to the Registration Statement, SEC File No. 033-34929, filed on September 23, 2021.

(14)	Consent of PricewaterhouseCoopers LLP – filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney – filed herewith.

(17)	Not applicable.

(18)	Not applicable.

Item 17.	Undertakings

(1)

Any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “Securities Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the in the City of New York and State of New York on the 12th day of August, 2022.

WESTERN ASSET FUNDS, INC.

By:	/s/ Jane E. Trust
Jane E. Trust President and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jane E. Trust Jane E. Trust	President, Chief Executive Officer and Director	August 12, 2022

/s/ Christopher Berarducci Christopher Berarducci	Principal Financial Officer and Treasurer	August 12, 2022

/s/ Robert Abeles Jr.* Robert Abeles Jr.	Director	August 12, 2022

/s/ Jane F. Dasher* Jane F. Dasher	Director	August 12, 2022

/s/ Susan B. Kerley* Susan B. Kerley	Director	August 12, 2022

/s/ Michael Larson*	Director	August 12, 2022
Michel Larson

/s/ Ronald L. Olson* Ronald L. Olson	Director	August 12, 2022

/s/ Avedick B. Poladian* Avedick B. Poladian	Director	August 12, 2022

/s/ William E.B. Siart* William E.B. Siart	Director	August 12, 2022

/s/ Jaynie M. Studenmund* Jaynie M. Studenmund	Director	August 12, 2022

/s/ Peter J. Taylor*	Director	August 12, 2022
Peter J. Taylor

*By:	/s/ Jane E. Trust
Jane E. Trust

*	Attorney in Fact, pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit No.	Title of Exhibit

(11)	Opinion and consent of Venable LLP as to the legality of the securities being registered

(12)	Form of Opinion of Ropes & Gray LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement

(14)	Consent of PricewaterhouseCoopers LLP

(16)	Power of Attorney